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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

DG FASTCHANNEL, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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October 3, 2011

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of DG FastChannel, Inc. (the "Company"), which will be held at the Omni Mandalay Hotel Las Colinas, 221 E. Las Colinas Blvd., Irving, TX 75039, on Tuesday, November 1, 2011 at 10:00 a.m. local time.

        Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

        It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please promptly submit your proxy by phone, via the Internet, or by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-paid envelope at your earliest convenience.

        On behalf of the Board of Directors, I would like to express our appreciation of your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Omar A. Choucair Secretary

DG FASTCHANNEL, INC.
750 W. John Carpenter Freeway, Suite 700
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held November 1, 2011

        The Annual Meeting of Stockholders (the "Annual Meeting") of DG FastChannel, Inc. (the "Company") will be held at the Omni Mandalay Hotel Las Colinas, 221 E. Las Colinas Blvd., Irving, TX 75039, on Tuesday, November 1, 2011 at 10:00 a.m. local time for the following purposes:

  1.
  To elect three directors to serve for three-year terms or until his or her successor has been duly elected and qualified;

  2.
  To approve the Company's 2011 incentive award plan;

  3.
  To approve a proposal to amend the Company's Certificate of Incorporation adopted and recommended by the Board of Directors to change the name of the Company to "Digital Generation, Inc.";

  4.
  To conduct an advisory vote on executive compensation;

  5.
  To conduct an advisory vote on the frequency of holding future advisory votes on executive compensation; and

  6.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing are more fully described in the accompanying Proxy Statement. Only stockholders of record at the close of business on September 9, 2011, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available at the Annual Meeting and at least ten days prior to the Annual Meeting during normal business hours at the Company's headquarters located at 750 W. John Carpenter Freeway, Suite 700, Irving, Texas 75039 for examination by any stockholder.

        Whether or not you plan to attend the Annual Meeting, please promptly give your proxy by telephone, via the Internet, or by completing, signing and dating the enclosed proxy card and returning it to the Company in the enclosed addressed and stamped envelope. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the Annual Meeting, withdrawing the proxy and voting in person.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on November 1, 2011. Our Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

By Order of the Board of Directors,

Omar A. Choucair Secretary

DG FASTCHANNEL, INC.
750 W. John Carpenter Freeway, Suite 700
Irving, Texas 75039
972-581-2000

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 1, 2011

        These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of DG FastChannel, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company to be held at the Omni Mandalay Hotel Las Colinas, 221 E. Las Colinas Blvd., Irving, TX 75039, on Tuesday, November 1, 2011 at 10:00 a.m. local time and at any adjournments or postponements thereof (the "Annual Meeting"). Shares represented by proxies given by telephone, via the Internet or by proxy card in the form enclosed will be voted at the Annual Meeting if the proxy is properly given to the Company before the Annual Meeting and not revoked. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by timely executing and delivering, by mail, Internet, telephone or in person a subsequently dated proxy or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. These proxy materials are first being furnished to stockholders on or about October 3, 2011.

PURPOSE OF MEETING

        At the Annual Meeting, stockholders will be asked to consider a proposal to elect three directors to serve for three-year terms or until his or her successor has been duly elected and qualified, a proposal to approve the Company's 2011 incentive award plan, a proposal to amend the Company's Certificate of Incorporation adopted and recommended by the Board of Directors to change the name of the Company to "Digital Generation, Inc.", a proposal regarding an advisory vote on executive compensation, and a proposal regarding an advisory vote on the frequency of holding future advisory votes on executive compensation. The Board of Directors recommends that stockholders vote "FOR" the nominees for director, "FOR" the approval of the Company's 2011 incentive award plan, "FOR" the approval of the amendment to the Company's Certificate of Incorporation, "FOR" the approval of executive compensation, and for "EVERY YEAR" as the frequency of holding future advisory votes on executive compensation.

 VOTING RIGHTS AND SOLICITATION OF PROXIES

        The Company's common stock, $0.001 par value, is the only type of security whose holders are entitled to vote at the Annual Meeting. On September 9, 2011, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 27,516,598 shares of common stock outstanding. Each stockholder of record is entitled to one vote for each share of common stock held by such stockholder on September 9, 2011.

Quorum Required

        The Company's Bylaws provide that the holders of a majority of the common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

        Proposal One: Directors are elected by a plurality of the affirmative votes cast by holders of those shares present in person or represented by proxy at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total.

        Proposal Two: Approval of the proposal to approve the Company's 2011 incentive award plan requires the affirmative vote of holders of a majority of those shares present in person or represented by proxy. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as voting on the matter and thus, will not affect the outcome of the voting on the proposal.

        Proposal Three: Approval of the proposal to amend the Company's Certificate of Incorporation to change the name of the Company requires the affirmative vote of holders of a majority of the outstanding shares of common stock of the Company. Abstentions and broker non-votes will effectively be votes against the proposal.

        Proposal Four: Approval of the Company's executive compensation requires the affirmative vote of holders of a majority of those shares present in person or represented by proxy. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as voting on the matter and, thus, will not affect the outcome of the voting on the proposal.

        Proposal Five: In the case of the proposal to determine the frequency of holding future advisory votes on executive compensation, the frequency that receives the affirmative vote of holders of a majority of those shares present in person or represented by proxy will be deemed the frequency selected by stockholders. However, in the event that no frequency receives a majority of the shares entitled to vote and present in person or represented by proxy, the Board will consider the frequency that receives the most votes.

Proxies

        Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return your proxy by mail, telephone or via the Internet. Proxies are being solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted "FOR" the nominees for director, "FOR" the approval of the Company's 2011 incentive award plan, "FOR" the approval of the amendment to the Company's Certificate of Incorporation, "FOR" the approval of executive compensation, for "EVERY YEAR" as the frequency of holding future advisory votes on executive compensation, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering, by mail, Internet, telephone or in person, a subsequently dated proxy or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders.

        Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies may be supplemented by solicitation by telephone, facsimile or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

 PROPOSAL ONE: ELECTION OF DIRECTORS

        The Company currently has ten directors, divided into three classes. The term of one class of directors expires each year. The persons whose names are listed below have been nominated for election as director by the Board of Directors. A nominee, if elected, will serve until the annual meeting in 2014 or until his or her successor has been elected and qualified.

        The Board of Directors' nominees for election as directors for three-year terms expiring at the Company's annual meeting in 2014 are as follows:

Name	Age	Title(s)	Expiration of Term as Director
C. H. Moore(1)	72	Director	2011
John R. Harris(1)(2)	62	Director	2011
Jeffrey A. Rich(1)(3)	51	Director	2011

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating Committee

        C. H. Moore has been a member of the Board of Directors of the Company since June 30, 2011. Mr. Moore has also served as a director, since 2003, of each of Kronos Worldwide, Inc. and NL Industries, Inc., both of which are listed on the NYSE. Mr. Moore is a member of the Audit Committee for each of those two companies, serving as Chairman of the Audit Committee of Kronos Worldwide, Inc. In addition, Mr. Moore is the Audit Committee Financial Expert for both boards. From 2003 to 2009, Mr. Moore served as a director and Chairman of the Audit Committee of Perot Systems, Inc. until it was taken private in late 2009. In 2000, Mr. Moore retired from KPMG LLP after a 37-year career where he served in various capacities with the public accounting firm. During the last 10 years of his career, Mr. Moore was the Managing Partner of the Dallas/Fort Worth business unit, served as Southwest/Dallas Area Managing Partner, was elected to KPMG's U. S. Board of Directors and served on the firm's Management Committee. Prior to that time, Mr. Moore was partner-in-charge of the Dallas office audit practice for 12 years. During his career at KPMG, Mr. Moore worked with some of the largest public and private companies in Dallas, as an international liaison partner for numerous countries in the Middle East and India, and traveled extensively to those and other countries on client and KPMG business. Mr. Moore also served on numerous not-for-profit boards, including North Texas Commission, Circle Ten Boy Scouts of America, Dallas Opera, Dallas Citizens Council, United Way, and Dallas Chapter of Texas Society of CPAs. Mr. Moore has received numerous awards, including the Henry Cohen Humanitarian award and the Boy Scouts' Silver Beaver award. Earlier in his career, Mr. Moore co-authored a major oil and gas accounting book, and served on SEC and FASB Task Forces for oil and gas accounting. Currently, Mr. Moore is a frequent speaker and panel participant on board and audit committee matters for the "Big 4" accounting firms and various law firms. Mr. Moore holds a B.B.A. and a Bachelor of Accountancy from Baylor University.

        Mr. Moore's qualifications to serve on our Board of Directors include:

  •
  extensive experience serving on public company boards and membership on board committees, resulting in familiarity with corporate and board functions;

  •
  extensive experience with public and financial accounting matters for complex business organizations;

  •
  financial expertise that will bring valuable experience to the Board and assist the Company with its global expansion and operational improvement initiatives; and

  •
  even temperament and ability to communicate and encourage discussion, together with his experience as an independent director of other publicly-traded company boards on which he serves, make him an effective chairman of the Board's Audit Committee.

        John R. Harris has been a member of the Board of Directors of the Company since November 2010. Since January 2011, Mr. Harris is CEO of Chemical Information Services, an information service company serving the chemical and pharmaceutical industry. Mr. Harris served as President and CEO of eTelecare Global Solutions, Inc., a business process outsourcing ("BPO") company listed on NASDAQ, from 2006 through its acquisition in 2009. Previously, Mr. Harris served as President and Chief Executive Officer of Seven Worldwide, a BPO services company, from 2003 to 2005, as President and Chief Executive Officer of Delinea Corporation, a BPO services company, from 2002 to 2003, and as President and Chief Executive Officer of Exolink Corporation, a technology company, from 2001 to 2002. From 1973 to 1999, Mr. Harris held a variety of positions, including group vice president and corporate officer, with Electronic Data Systems Corporation, or EDS, a provider of IT and BPO services (now a part of Hewlett-Packard, a New York Stock Exchange ("NYSE") listed company). Mr. Harris holds a B.B.A. and a M.B.A. from West Georgia University. Mr. Harris is currently a director of Premier Global Services, a NYSE listed company, The Hackett Group, a NYSE listed company, StarTek, a NYSE listed company, and Banctec (privately held). Mr. Harris also served as a director of inVentiv Health, a company that is listed on the NASDAQ from May 2000 to May 2008.

        Mr. Harris's qualifications to serve on our Board of Directors include:

  •
  extensive experience serving on public company boards and membership on board committees, resulting in familiarity with corporate and board functions;

  •
  extensive experience as a Chief Executive Officer of several BPO companies and in depth management experience that will help the Board address the challenges the Company faces due to constant changes in IT capabilities and communications;

  •
  experience with companies operating internationally; and

  •
  even temperament and ability to communicate and encourage discussion, together with his experience as an independent director of other publicly-traded company boards on which he serves, make him an effective chairman of the Board's Compensation Committee.

        Jeffrey A. Rich joined the Board of Directors in March 2011. Prior to forming PlumTree Partners in 2006, a private investment firm, Mr. Rich served as Chief Executive Officer of ACS, a Fortune 500 company and leading provider of BPO and information technology services, from 1999-2005. Mr. Rich also served ACS as President and Chief Operating Officer from 1995-1999 and Chief Financial Officer from 1989-1995. Prior to joining ACS in 1989, Mr. Rich was a Vice President in the Leverage Capital Group of Citibank New York. Mr. Rich currently serves on the Executive Board of the Dallas Symphony Orchestra, the Board of Directors of River Logic, Inc., and the Board of Directors of Telligent, Inc. He previously served as a Director of ACS, Inc. (NYSE "ACS") and Pegasus Solutions, Inc. (NASDAQ "PEGS"). He has also served on the Visiting Committee of the Ross School of Business at the University of Michigan and as a Director of Education is Freedom and the United States Chamber of Commerce. Mr. Rich is a member of World President's Organization and a previous member of the Young President's Organization, serving in several officer positions in both organizations. Mr. Rich received a B.B.A. from the University of Michigan Business School in 1982.

        The Company believes that Mr. Rich is qualified to serve on the Board of Directors because:

  •
  he has extensive experience with mergers and acquisitions which will bring valuable experience to the Board and assist the Company with its global expansion initiatives and operational improvement initiatives;

  •
  he is familiar with public company and financial accounting matters within complex business organizations;

  •
  Mr. Rich's leadership experience in senior management positions and on boards of directors brings valuable expertise to our Board.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR THE BOARD OF DIRECTORS.

Directors Continuing in Office

Name	Age	Title(s)	Expiration of Term as Director
Scott K. Ginsburg(1)	58	Chief Executive Officer and Chairman of the Board	2013
Neil H. Nguyen(1)	37	President and Chief Operating Officer and Director	2013
Omar A. Choucair(1)	49	Chief Financial Officer and Director	2012
Lisa C. Gallagher(2)	54	Director	2012
David M. Kantor(3)(4)	54	Director	2012

(1)
Member of the Executive Committee

(2)
Member of the Audit Committee

(3)
Member of the Compensation Committee

(4)
Member of the Nominating Committee

        Scott K. Ginsburg joined the Company in December 1998 as Chairman of the Board and assumed the additional role of Chief Executive Officer in November 2003. From 1971 until 1975, Mr. Ginsburg worked in the U.S. Congress for two Iowa Congressmen. From 1975 until 1981, Mr. Ginsburg worked in a professional capacity of Staff Director and later as Staff Director and General Counsel of the U.S. Senate Labor's Subcommittee on Employment, Poverty and Migratory Labor. He also worked for the U.S. Senate Subcommittee on Social Security and Medicare. Then, in the early 1980's, Mr. Ginsburg turned to private industry and, in 1983, founded radio broadcasting concern Statewide Broadcasting. In 1987, Mr. Ginsburg co-founded H & G Communications. In 1988, Mr. Ginsburg established Evergreen Media Corporation, and took the company public in 1993. He served as Chairman of the Board and Chief Executive Officer at Evergreen. In 1997, Evergreen Media Corporation merged with Chancellor Broadcasting to form Chancellor Media Corporation, which became AMFM, Inc. Mr. Ginsburg served as Chancellor's Chief Executive Officer and a Director. From 1987 until 1998, the radio group headed by Mr. Ginsburg moved from the 25th ranked radio group to become the top billing radio group in the United States. Separately, Mr. Ginsburg founded the Boardwalk Auto Group in Dallas in 1998. Between 1998 and 2005, Porsche, Audi, Volkswagen, Ferrari, Maserati and Lamborghini were put into the dealership group. In 2009, the Boardwalk Auto Group acquired the Ferrari and Maserati dealership in San Francisco. Mr. Ginsburg earned a B.A. from George Washington University in 1974 and a J.D. from Georgetown University Law Center in 1978.

        Mr. Ginsburg's qualifications to serve on our Board of Directors include:

  •
  service as the Chairman of the Board and Chief Executive Officer of Chancellor Media Corporation, AMFM, Inc. and Evergreen Media, which provides the Board a broad perspective of someone with all facets of a global media enterprise, including direct responsibility for strategic planning and operations and corporate governance items;

  •
  extensive knowledge and experience in the advertising and media industry and its participants, as well as a deep understanding of operations in political and regulatory environments;

  •
  vast expertise in corporate strategy development, mergers and acquisitions proficiency, and organizational acumen;

  •
  valuable financial expertise, including extensive experience with capital market transactions and both equity and debt capital raises;

  •
  experience leading and directing large media businesses, which informs his judgment and risk assessment as a Board member; and

  •
  background as a attorney, and his previous role in government and as founder and sole-proprietor of several auto dealerships, provides a unique perspective to the Board.

        Neil H. Nguyen joined the Company as Executive Vice President of Sales and Operations in March 2005. In 2009 he was promoted to President and Chief Operating Officer. In December 2009, he was appointed as a member of the Board of Directors. Prior to joining the Company, from 1998 to 2002, Mr. Nguyen served as President of Point.360's MultiMedia Group and also served in various senior management roles at FastChannel Network including Executive Vice President, Strategic Planning and Vice President Global Sales and Business Development from 2003 to 2005. Mr. Nguyen received a B.S. from California State University, Northridge.

        Mr. Nguyen's qualifications to serve on our Board of Directors include:

  •
  broad sales and marketing experience with various media companies, as well as his executive leadership and management experience;

  •
  extensive knowledge and experience in the advertising and media industry and its participants, as well as a deep understanding of operations in the advertising industry; and

  •
  day to day leadership as current President and Chief Operating Officer of the Company provides him with intimate knowledge of our operations.

        Omar A. Choucair joined the Company as Chief Financial Officer in July 1999 and has been a member of the Board of Directors of the Company since November 2000. Prior to joining the Company, Mr. Choucair served as Vice President of Finance for AMFM, Inc. (formerly Chancellor Media Corporation) and served as Vice President of Finance for Evergreen Media Corporation before it was acquired by Chancellor Media Corporation in 1997. Prior to entering the media industry, Mr. Choucair was a Senior Manager at KPMG LLP, where he specialized in media and telecommunications clients. Mr. Choucair received a B.B.A. from Baylor University.

        Mr. Choucair's qualifications to serve on our Board of Directors include:

  •
  extensive experience with public and financial accounting matters for complex business organizations, including over ten years of experience with KPMG LLP;

  •
  extensive knowledge and experience in the advertising and media industry and its participants;

  •
  valuable financial expertise, including extensive experience with capital market transactions and both equity and debt capital raises; and

  •
  service in executive finance roles of Chancellor Media Corporation, AMFM, Inc. and Evergreen Media, which provides the Board a perspective of someone with all facets of a broad media enterprise, including direct responsibility for financial and accounting issues.

        Lisa C. Gallagher has been a member of the Board of Directors of the Company since May 2006 after having served first as a director, and most recently as Chairman of the Board of Directors, of FastChannel Network, Inc. since 2002. In October 2010 she joined Fusion Media Group as Chief Financial Officer and SVP Development. Fusion is a privately held outdoor media company. Since 2003, Ms. Gallagher is a co-owner and Chief Operating Officer of Hawtan Leathers, a privately held international manufacturer of specialty leathers for the garment industry. She previously spent over 20 years as both a commercial as well as investment banker specializing in media transactions. She started her banking career in the early 1980s at the Bank of Boston and in 1997 moved to its investment bank, BancBoston Securities as Managing Director to run their Media & Communications Group. In 1998 she became Managing Director and Group head of the Internet/Media Convergence Group of Robertson Stephens, a leading high technology investment banking firm, upon the BancBoston Securities acquisition of Robertson Stephens. After leaving Robertson Stephens in 2001, she worked for Remy Capital Partners, a small investment banking boutique, before joining Hawtan Leathers. Ms. Gallagher holds a B.A. from Mount Holyoke College and an M.B.A. from the Simmons Graduate School of Management in Boston.

        Ms. Gallagher's qualifications to serve on our Board of Directors include:

  •
  possesses valuable financial expertise, including extensive experience with capital markets transactions and investments in both public and private companies;

  •
  strong investment banking background with extensive knowledge and experience of over 20 years working in the media industry and its related participants;

  •
  previous experience serving on private company boards and membership of board committees, resulting in familiarity with corporate and board functions; and

  •
  day to day leadership, as current Chief Operating Officer of Hawtan Leathers, provides her with valuable knowledge of operations and business challenges.

        David M. Kantor has been a member of the Board of Directors of the Company since August 1999. Since 2003, Mr. Kantor has been Vice Chairperson and Chief Executive Officer of Reach Media, a company that develops, acquires and partners in quality media and marketing opportunities targeting the African-American population. Formerly, he was Senior Vice President for Network Operations of AMFM, Inc. (formerly Chancellor Media Corporation) and President of ABC Radio Network, having previously served as Executive Vice President. Prior to joining ABC Radio Network, he held executive positions with Cox Cable and Satellite Music Network. Mr. Kantor holds a B.S. from the University of Massachusetts and an M.B.A. from Harvard Business School.

        Mr. Kantor's qualifications to serve on our Board of Directors include:

  •
  service in the Senior Vice President for Network Operations role at Chancellor Media Corporation, AMFM, Inc. and Evergreen Media, which provides the Board a broad perspective of someone with all facets of a large media enterprise, including direct responsibility for sales and marketing, corporate strategy development and operating issues;

  •
  service as the President of ABC Radio Network, which provides the Board a broad perspective of someone with all facets of a large media enterprise, including direct responsibility for strategic operations and financial matters;

  •
  day to day leadership, as current Chief Executive Officer of Reach Media, provides him with intimate knowledge of advertising and media operations and media industry challenges; and

  •
  extensive knowledge and experience of the advertising and media industry and its participants, as well as a deep understanding of operations in regulatory environments.

        William Donner and Kevin C. Howe, who have been members of the Board of Directors of the Company since May 2006 and February 2001 respectively, have determined not to stand for reelection to the Board of Directors this year and their service on the Board of Directors will end at the close of our Annual Meeting.

Corporate Governance

  Independence

        The Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Messrs. Howe, Kantor, Moore, Harris, Donner, Rich, and Ms. Gallagher is independent from our management, and is an "independent director" as defined under the NASDAQ Marketplace Rules. This means that none of those directors (1) is an officer or employee of the Company or any of our subsidiaries or (2) has any direct or indirect relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. As a result, the Company has a majority of independent directors as required by the NASDAQ Marketplace Rules.

  Board Leadership Structure

        The Board of Directors has the necessary flexibility to determine whether the positions of Chairman of the Board and Chief Executive Officer should be held by the same person or by separate persons based on the leadership needs of the Board of the Company at any particular time. The Board has given careful consideration to separating the roles of Chairman and Chief Executive Officer and has determined that the Company and its shareholders are best served by having Mr. Ginsburg serve as both the Chairman of the Board and Chief Executive Officer. Mr. Ginsburg's combined role as Chairman and Chief Executive Officer enhances the unified leadership and direction of the Board and executive management. Furthermore, given the size of the Company, this structure allows for a single, concise focus for management to execute the Company's strategic initiatives and business plans.

        Mr. Ginsburg has served as both the Chairman of the Board and Chief Executive Officer of the Company since 2003 and Chairman of the Board since 1998. Mr. Ginsburg has been at the forefront of the media content distribution industry and his record of innovation, achievement, and leadership is an asset to the Board and the Company. Under Mr. Ginsburg's leadership, our Company has grown rapidly in terms of revenue, market capitalization, and customer base. The Board of Directors believes that our stockholders have been well served by having Mr. Ginsburg act as both Chairman of the Board and Chief Executive Officer.

        The Board of Directors is comprised of independent, active and engaged directors. The Board of Directors and its committees tightly oversee the effectiveness of management policies and decisions. The Board's audit, compensation and nominating committees are comprised entirely of independent directors. As a result, independent directors directly oversee such critical matters as the integrity of the Company's financial statements, the compensation of the executive management, including Mr. Ginsburg's compensation, the selection and evaluation of directors, and the development and implementation of corporate programs.

        Additionally, the Board of Directors believes the Company's Corporate Governance Guidelines, which are available on the Company's website at www.DGIT.com, help ensure that strong and independent directors will continue to play the central oversight role necessary to maintain the Company's commitment to the highest quality corporate governance. We do not have a lead independent director. The Board of Directors believes the Company and its stockholders have been and continue to be well served by having Mr. Ginsburg serve as both Chairman of the Board and Chief Executive Officer.

  Risk Oversight

        Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors in setting the Company's business strategy is a key part of its assessment of management's appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

        While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment. In addition, in setting compensation, the Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with the Company's business strategy.

  Corporate Governance Guidelines and Code of Business Conduct and Ethics

        The Company's Corporate Governance Guidelines, along with its Code of Business Conduct and Ethics, applies to its directors, officers and employees. Copies of the Company's Code of Business Conduct and Ethics and Corporate Governance Guidelines are available on its website at www.DGIT.com by clicking first on "Our Company," then on "Investor Relations." The Company will also provide a copy of its Corporate Governance Guideliness or its Code of Business Conduct and Ethics, without charge, to any stockholder who so requests in writing to the Company's Secretary, DG FastChannel, Inc., 750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039.

  Communications with the Board of Directors

        Stockholders may communicate with the Board of Directors by writing to the Board in care of the Company's Secretary, DG FastChannel, Inc., 750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039. The Board of Directors has delegated responsibility for initial review of stockholder communications to the Company's Secretary. In accordance with the Board's instructions, the Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints by users with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to our business, industry, management or Board or committee matters. In addition, the Secretary will make all communications available to each member of the Board, at the Board's next regularly scheduled meeting.

Board Committees

        The Board of Directors of the Company has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. None of the directors who serve as members of the Audit Committee, Nominating Committee or the Compensation Committee are employees of the Company or any of its subsidiaries.

  Audit Committee

        The Audit Committee operates under an Amended and Restated Charter of the Audit Committee adopted by our Board of Directors, a copy of which is available on our website, www.DGIT.com.

        The Audit Committee's functions include:

  •
  engaging independent auditors and determining their compensation;

  •
  making recommendations to the Board of Directors for reviewing the completed audit and audit report with the independent auditors, the conduct of the audit, significant accounting adjustments, recommendations for improving internal controls, and all other significant findings during the audit;

  •
  meeting at least quarterly with the Company's management and auditors to discuss internal accounting and financial controls, as well as results of operations reviews performed by the auditors;

  •
  determining the scope of and authorizing or approving any permitted nonaudit services provided by the independent auditors and the compensation for those services; and

  •
  initiating and supervising any special investigation it deems necessary regarding the Company's accounting and financial policies and controls.

        The Audit Committee is composed solely of directors who are not officers or employees of the Company and who, the Company believes, have the requisite financial literacy to serve on the Audit

Committee, have no relationship to the Company that might interfere with the exercise of their independent judgment, and meet the standards of independence for members of an audit committee under the rules of the Securities and Exchange Commission (the "SEC") and under the NASDAQ Marketplace Rules.

        Messrs. Moore (Chairman), Harris, Rich and Ms. Gallagher are the current members of the Audit Committee. The Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. Moore, the Chairman of the Audit Committee, is the sole "audit committee financial expert" as that term is defined by the SEC on the Audit Committee.

  Compensation Committee

        The Compensation Committee's functions include:

  •
  establishing and administering the Company's compensation policies;

  •
  determining, or recommending to the Board, the compensation of the Company's executive officers;

  •
  administering the Company's equity compensation plans; and

  •
  overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company's officers.

        See "Executive Compensation—Compensation Committee Report" below. Messrs. Harris (Chairman), Kantor and Donner are the current members of the Compensation Committee. All current members of the Compensation Committee are "independent directors" as defined under the NASDAQ Marketplace Rules. A copy of the Company's Compensation Committee Charter is available on our website, www.DGIT.com.

  Executive Committee

        The Executive Committee was established in January 2001. The Executive Committee has the authority, between meetings of the Board of Directors, to take all actions with respect to the management of the Company's business that require action by the Board of Directors, except with respect to certain specified matters that by law must be approved by the entire Board of Directors. Messrs. Ginsburg, Nguyen, and Choucair are the current members of the Executive Committee.

Attendance at Meetings of the Board of Directors and Committees

        During 2010, the Board of Directors held six meetings, the Audit Committee held six meetings, the Compensation Committee held three meetings and the Nominating Committee held no meetings. The Nominating Committee was established in late 2010. All persons who were directors during 2010 attended 100% of the Board meetings and the meetings of committees on which they served that were held while such person served as a director.

Attendance at Annual Meetings

        The Company does not maintain a formal policy for attendance by directors at annual meetings of shareholders. However, all of our directors attended the annual meeting of shareholders held on May 27, 2010.

Nominating Committee

        The Nominating Committee recommends qualified candidates to the Board for nomination or election as directors. The Nominating Committee is responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board, and for selecting the nominees for director to be elected by the Company's stockholders at each annual meeting. The Nominating Committee has not established specific minimum age, education, experience or skill requirements for potential directors, however, does take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

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  an individual's business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

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  the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its stockholders; and

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  regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his or her overall contributions to the Board and the Company.

        The Nominating Committee may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company's current directors and management as well as input from third parties, including executive search firms retained by the Nominating Committee. The Nominating Committee will obtain background information about candidates, which may include information from directors' and officers' questionnaires and background and reference checks, and will then interview qualified candidates. The Company's other directors will also have an opportunity to meet and interview qualified candidates. The Nominating Committee will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

        The Nominating Committee will consider qualified nominees recommended by stockholders, who may submit recommendations to the Nominating Committee in care of the Company's Board of Directors through a written notice as described under "—Corporate Governance—Communications with the Board of Directors" above. To be considered by the Nominating Committee, a stockholder nomination for election at the 2012 annual meeting (1) must be submitted by December 1, 2011, (2) must contain a statement by the stockholder that such stockholder holds, and has continuously held for at least a year before the nomination, at least $2,000 in market value or 1% of the shares of Common Stock and that such stockholder will continue to hold at least that number of shares through the date of the annual meeting of stockholders, and (3) must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by the Company's stockholders will be evaluated in the same manner as any other nominee for director.

        Messrs. Howe (Chairman), Kantor, and Rich are the current members of the Nominating Committee. The Nominating Committee does not have a charter.

Section 16(a) Beneficial Ownership Reporting Compliance

        The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which require them to file reports with respect to their ownership of the Company's common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2010 fiscal year transactions in the Company's common stock and their common stock holdings and (ii) the written representation received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2010 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its officers, Board members and greater than 10% shareholders at all times during the 2010 fiscal year.

Other Information

        In September 1999, a civil lawsuit was filed by the SEC in the United States District Court for the Southern District of Florida against Scott K. Ginsburg, the Chairman of the Board of the Company, his brother and his father. The lawsuit alleged that Mr. Ginsburg had violated the insider trading provisions of the federal securities laws by communicating material, non-public information to his brother in 1996 regarding the securities of EZ Communications, Inc. ("EZ") and in 1997 regarding the securities of Katz Media, Inc. ("Katz"). The lawsuit further alleged that Mr. Ginsburg's father and brother, relying upon the information allegedly furnished by Mr. Ginsburg, purchased securities in EZ and Katz, and subsequently profited from the sale of such securities.

        In April 2002, a jury found that Mr. Ginsburg did make these communications, known as "tipping," and therefore concluded that he had violated Sections 10(b) and 14(e) of the Exchange Act and Rules 10b-5 and 14e-3 thereunder. In July 2002, the United States District Court imposed a $1,000,000 civil penalty against Mr. Ginsburg.

        Mr. Ginsburg filed a motion asking the Court to set aside its ruling and the verdict of the jury. On December 19, 2002, the United States District Court granted Mr. Ginsburg's motion for judgment notwithstanding the verdict. The Court overturned the jury verdict in its entirety and set aside the civil penalty.

        On February 13, 2003, the SEC filed a Notice of Appeal, seeking to reverse the Court's decision and challenging the Court's earlier refusal to impose an injunction against Mr. Ginsburg. In March 19, 2004 a decision of a three-judge panel of the Eleventh Circuit U.S. Court of Appeals reversed the decision by the U.S. District Court for the Southern District of Florida on December 19, 2002. The Court of Appeals (i) reinstated the jury verdict that Mr. Ginsburg had, in matters unrelated to the Company, violated Sections 10(b) and 14(e) of the Exchange Act and Rules 10b-5 and 14e-3 thereunder, (ii) reinstated a $1 million civil penalty against Mr. Ginsburg and (iii) remanded the case to the District Court with instructions to enjoin Mr. Ginsburg from violations of the federal securities laws and regulations. The Court of Appeals did not bar Mr. Ginsburg from serving as an officer or director of a public company and the Company's Board immediately and unanimously moved to affirm Mr. Ginsburg in his capacity as Chairman of the Board of Directors.

PROPOSAL TWO: APPROVAL OF THE 2011 INCENTIVE AWARD PLAN

        We are asking the Company's stockholders to vote for approval of the proposed 2011 Incentive Award Plan (the "2011 Plan"). The Compensation Committee of the Board of Directors has unanimously adopted, subject to stockholder approval, the 2011 Plan for employees and other service providers of the Company and its subsidiaries and affiliates. If the 2011 Plan is approved by our stockholders, the 2011 Plan will replace our 2006 Long-Term Stock Incentive Plan (the "2006 Plan"), and we will not make any further grants of awards under the 2006 Plan, although any unissued and available awards under the 2006 Plan will be available for issuance under the 2011 Plan. The 2011 Plan will become effective upon approval of the 2011 Plan by our stockholders at the Annual Meeting.

Introduction

        Equity-based compensation has been a major component of our compensation programs. The Board of Directors believes that our capacity to grant equity-based compensation has been a significant factor in our ability to achieve our growth objectives and enhance stockholder value. The principal features of the 2011 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2011 Plan itself. The 2011 Plan is attached to this Proxy Statement as Appendix A.

Purpose

        The purpose of the 2011 Plan is to promote our success and enhance our value by linking the individual interests of the members of the Board of Directors and our employees and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2011 Plan is further intended to provide us flexibility in our ability to motivate, attract, and retain the services of members of the Board of Directors, our employees and our consultants upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. The 2011 Plan is designed to enable us to grant performance-based equity and cash awards that qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code").

Compensation and Governance Best Practices

        The 2011 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the 2011 Plan as follows:

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  Limitations on Grants.  The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the 2011 Plan during any fiscal year is 1,500,000. However, this number may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. The maximum amount that may be paid in cash to any one participant during any fiscal year pursuant to awards granted under the 2011 Plan is $5,000,000.

  •
  No Repricing or Replacement of Options or Stock Appreciation Rights.  The 2011 Plan prohibits, without stockholder approval: (1) the amendment of options or stock appreciation rights to reduce the exercise price, and (2) the replacement of an option or stock appreciation right with cash or any other award when the exercise or base price per share of the option or stock appreciation right exceeds the fair market value of the underlying shares, except with respect to any Substitute Award (as defined in "Limitations on Awards and Shares Available" below).

  •
  No In-the-Money Option or Stock Appreciation Right Grants.  The 2011 Plan prohibits the grant of options or stock appreciation rights with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant.

  •
  Section 162(m) Qualification.  The 2011 Plan is designed to allow awards made under the 2011 Plan, including equity awards and incentive cash bonuses, to qualify as performance-based compensation under Section 162(m) of the Code.

  •
  Independent Administration.  The Compensation Committee of the Board of Directors, which consists of only non-employee directors, generally will administer the 2011 Plan if it is approved by stockholders, and only the Compensation Committee may make grants of awards to persons who are subject to Section 16 of the Exchange Act and persons who are "covered employees" within the meaning of Section 162(m) of the Code. The Compensation Committee may delegate certain of its duties and authorities to a subcommittee for awards to certain non-executive employees.

Stockholder Approval Requirement

        In general, stockholder approval of the 2011 Plan is necessary in order for us to (1) meet the stockholder approval requirements of the principal securities market on which shares of our common stock are traded and (2) take tax deductions for certain compensation resulting from awards granted thereunder qualifying as performance-based compensation under Section 162(m) of the Code, and (3) grant stock options that qualify as incentive stock options ("ISOs"), as defined under Section 422 of the Code.

Administration

        The 2011 Plan will be administered by the Compensation Committee of the Board of Directors, which may delegate its duties and responsibilities to subcommittees of our directors and/or officers for awards to certain non-executive employees, subject to certain limitations that may be imposed under applicable law or regulation, including Section 162(m) of the Code, Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The full Board of Directors will administer the 2011 Plan with respect to awards to members of the Board of Directors. The Compensation Committee, or the Board of Directors, as applicable, is referred to as the "Administrator" of the 2011 Plan. The Administrator will have the authority to grant and set the terms of all awards under, make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2011 Plan, subject to its express terms and conditions.

Eligibility

        All of our employees and consultants, and employees and consultants of our subsidiaries and affiliates, and members of the Board of Directors, are eligible to receive awards under the Plan. As of August 31, 2011, the persons who would have been eligible to participate in the 2011 Plan if it had been in effect on such date were 7 non-employee directors, approximately 1,600 employees and a non-significant number of consultants.

Limitation on Awards and Shares Available

        A total of 2,300,000 shares of our common stock will initially be reserved for issuance under the 2011 Plan. In addition, the number of shares initially reserved under the 2011 Plan will be increased by (1) the number of shares that as of the effective date of the 2011 Plan, have been reserved but not issued pursuant to any awards granted under the 2006 Plan and are not subject to any awards granted thereunder, and (2) the number of shares subject to stock options or other awards granted under the 2006 Plan that become available for future grants under the 2011 Plan in accordance with the following paragraph, with the maximum number of shares to be added to the 2011 Plan pursuant to clauses (1) and (2) above equal to 1,904,186 shares, which amount represents 2,200,000 shares initially reserved for issuance under the 2006 Plan less 295,814 vested shares issued pursuant to awards under the 2006 Plan as of August 31, 2011. As of August 31, 2011, 1,424,720 shares were subject to stock options or other awards granted under the 2006 Plan and 479,466 shares remained available for future grants under the 2006 Plan. The shares of our common stock covered by the 2011 Plan may be shares in treasury, authorized but unissued shares, or shares purchased in the open market.

        If any award under the 2011 Plan or the 2006 Plan is forfeited or expires or such award is settled for cash, then any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2011 Plan. In addition, any shares tendered or withheld to satisfy the exercise price of an option or any tax withholding obligation pursuant to any award under the 2011 Plan or the 2006 Plan, any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise and any shares purchased on the open market with the cash proceeds from the exercise of options will again be available for issuance under the 2011 Plan. Any shares subject to awards under the 2011 Plan or the 2006 Plan repurchased by us at the same price paid by the holder of such shares, or less, will again be available for issuance under the 2011 Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2011 Plan.

        Awards granted under the 2011 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock (but not awards made in connection with the cancellation and repricing of an option or stock appreciation right), each a "Substitute Award," will not reduce the shares authorized for grant under the 2011 Plan. Additionally, in the event that a company acquired by us or any of our subsidiaries or affiliates or with which we or any of our subsidiaries or affiliates combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the 2011 Plan and will not reduce the shares authorized for grant under the 2011 Plan, absent the acquisition or combination, and will only be made to individuals who were not employed by or providing services to us or any of our subsidiaries or affiliates immediately prior to such acquisition or combination.

        The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the 2011 Plan during any fiscal year is 1,500,000 and the maximum amount that may be paid in cash to any one participant during any fiscal year is $5,000,000.

Awards

        The 2011 Plan provides for the grant of ISOs, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock, performance awards, dividend equivalents, and stock payments. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2011 Plan.

        Stock options, including ISOs, as defined under Section 422 of the Code, and non-qualified stock options may be granted pursuant to the 2011 Plan. The option exercise price of all stock options granted pursuant to the 2011 Plan will not be less than 100% of the fair market value of our common stock on the date of grant. In general, the fair market value shall be the closing sales price for a share of our common stock as quoted on the principal securities market on which shares of our common stock are traded on the date of grant, which as of August 31, 2011 was $21.89. Stock options may vest and become exercisable as determined by the Administrator, but in no event may a stock option have a term extending beyond the tenth anniversary of the date of grant. ISOs granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of our stock, however, shall have an exercise price that is not less than 110% of the fair market value of our common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as Section 422 of the Code provides. Generally, an option may only be exercised while such person remains an employee or non-employee director of us or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the holder's termination of service with us or one of our subsidiaries or affiliates.

        Stock appreciation rights may be granted pursuant to the 2011 Plan. A stock appreciation right entitles its holder, upon exercise of all or a portion of the stock appreciation right (the number of shares of which are the "base shares"), to receive from us an amount determined by multiplying the difference obtained by subtracting the exercise or base price per share of the stock appreciation right from the fair market value at the time of exercise of the stock appreciation right by the number of shares with respect to which the stock appreciation right has been exercised (in the event the stock appreciation right is settled in shares, the shares obtained are the "gain shares"), subject to any limitations imposed by the Administrator. The exercise or base price per share subject to a stock appreciation right will be set by the Administrator, but may not be less than 100% of the fair market value on the date the stock appreciation right is granted. The Administrator determines the period during which the right to exercise the stock appreciation right vests in the holder, but in no event may a stock appreciation right have a term extending beyond the tenth anniversary of the date of grant. Payment pursuant to the stock appreciation right awards may be in cash, shares, or a combination of both, as determined by the Administrator. Generally, a stock appreciation right may only be exercised while such person remains an employee or non-employee director of us or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the holder's termination of service with us or one of our subsidiaries or affiliates.

        Restricted stock units may be granted pursuant to the 2011 Plan. A restricted stock unit award provides for the issuance of our common stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The Administrator will specify the dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on achieving one or more of the performance criteria listed below, or other specific criteria, including service to us or any of our subsidiaries or affiliates. Restricted stock units generally will be forfeited and the underlying shares of our common stock will not be issued, if the applicable vesting conditions are not met. The Administrator will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which the shares underlying the vested restricted stock units will be issued (subject to compliance with the deferred compensation requirements of Section 409A of the Code). Restricted stock units may be paid in cash, shares, or both, as determined by the Administrator. Restricted stock units may constitute, or provide for a deferral of compensation, subject to Section 409A of the Code and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.

        Restricted stock may be granted pursuant to the 2011 Plan. A restricted stock award is the grant of shares of our common stock at a price determined by the Administrator, if any, to be paid by the holder to us with respect to any restricted stock award, with cash, services or any other consideration that the Administrator deems acceptable, subject to the requirements of law. Restricted stock generally may be repurchased by us at the original purchase price (or less), if any, or forfeited, if the vesting conditions and other restrictions are not met. Conditions may be based on continuing service to us or any of our subsidiaries or affiliates or achieving one or more of the performance criteria listed below, or other specific criteria. During the period of restriction, participants holding shares of restricted stock have full voting and dividend rights with respect to such shares unless otherwise provided by the Administrator. In addition, with respect to a share of restricted stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of restricted stock vests.

        Dividend equivalents may be granted pursuant to the 2011 Plan, except that no dividend equivalents may be payable with respect to options or stock appreciation rights pursuant to the 2011 Plan. A dividend equivalent is the right to receive the equivalent value of dividends paid on shares. Dividend equivalents that are granted by the Administrator are credited as of dividend payments dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the Administrator. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula, at such time and subject to such limitations as may be determined by the Administrator. In addition, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to vesting shall only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.

        Stock payments may be granted pursuant to the 2011 Plan. A stock payment is a payment in the form of shares of our common stock or an option or other right to purchase shares, as part of a bonus, deferred compensation or other arrangement. The number or value of shares of any stock payment will be determined by the Administrator and may be based on continuing service with us or any of our subsidiaries or affiliates or achieving one or more of the performance criteria listed below, or other specific criteria determined by the Administrator. Except as otherwise determined by the Administrator, shares underlying a stock payment which is subject to a vesting schedule or other conditions set by the Administrator will not be issued until those conditions have been satisfied. Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

        Performance awards may also be granted pursuant to the 2011 Plan. Performance awards may be granted in the form of cash awards, stock awards or other performance awards that are paid in cash, shares, equity awards or a combination of cash, shares or equity awards. The value of performance awards may be linked to any one or more of the performance criteria listed below, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance awards may be payable upon the attainment of pre-established performance goals based on one or more of the performance criteria listed below, or other specific criteria determined by the Administrator. The goals are established and evaluated by the Administrator and may relate to performance over any periods as determined by the Administrator. The Administrator will also determine whether performance awards are intended to be performance-based compensation within the meaning of Section 162(m) of the Code. Following is a brief discussion of the requirements for awards to be treated as performance-based compensation within the meaning of Section 162(m) of the Code.

        Performance-based compensation under Section 162(m).    The Compensation Committee may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Under the 2011 Plan, these performance-based awards may be stock, equity, or cash awards or a combination. Participants are only entitled to receive payment for a Code Section 162(m) performance-based award for any given performance period to the extent that pre-established performance goals set by our Compensation Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria:

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  net earnings (either before or after interest, taxes, depreciation and amortization);

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  gross or net sales or revenue;

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  net income (either before or after taxes);

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  adjusted net income;

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  operating earnings or profit;

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  cash flow (including, but not limited to, operating cash flow and free cash flow);

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  return on assets;

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  return on capital or return on invested capital;

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  return on stockholders' equity;

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  total stockholder return;

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  return on sales;

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  gross or net profit or operating margin;

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  operating or other costs and expenses;

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  improvements in expense levels;

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  working capital;

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  earnings per share;

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  adjusted earnings per share;

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  total shareholder return;

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  price per share of our common stock;

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  regulatory body approval for commercialization of a product;

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  implementation or completion of critical projects;

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  market share;

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  economic value,

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  comparisons with various stock market indices,

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  stockholder's equity;

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  market recognition (including but not limited to awards and analyst rating);

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  financial ratios; and

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  strategic team goals.

        Any of the foregoing performance criteria may be measured with respect to us, or any subsidiary, affiliate or other internal unit of ours, either in absolute terms, terms of growth or as compared to any incremental increase, or as compared to results of a peer group. The Compensation Committee will define in an objective fashion the manner of calculating the performance criteria it selects to use for such awards. With regard to a particular performance period, the Compensation Committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the performance goals that will be used to measure the performance for the period.

        Except as provided by the Compensation Committee, the achievement of each performance goal will be determined in accordance with applicable accounting principles, international financial reporting standards, or such other accounting principles or standards as may apply to our financial statements under the U.S. federal securities laws from time to time, to the extent applicable. At the time of grant, the Compensation Committee may provide that objectively determinable adjustments will be made for purposes of determining the achievement of one or more of the performance goals established for an award. Any such adjustments will be based on one or more of the following:

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  items related to a change in accounting principle;

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  items relating to financing activities;

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  expenses for restructuring or productivity initiatives;

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  other non-operating items;

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  items related to acquisitions;

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  items attributable to the business operations of any entity acquired by us during the performance period;

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  items related to the disposal of a business or segment of a business;

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  items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards;

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  items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period;

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  any other items of significant income or expense which are determined to be appropriate adjustments;

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  items relating to unusual or extraordinary corporate transactions, events or developments;

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  items related to amortization of acquired intangible assets;

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  items that are outside the scope of our core, on-going business activities;

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  items related to acquired in-process research and development;

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  items relating to changes in tax laws;

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  items relating to major licensing or partnership arrangements;

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  items relating to asset impairment charges;

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  items relating to gains or losses for litigation, arbitration and contractual settlements; or

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  items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

  Payment Methods

        The Administrator will determine the methods by which payments by any award holder with respect to any awards granted under the 2011 Plan may be paid, the form of payment, including, without limitation: (1) cash or check; (2) shares of our common stock issuable pursuant to the award or held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value at the time of delivery equal to the aggregate payments required; (3) other property acceptable to the Administrator (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale); or (4) other form of legal consideration acceptable to the Administrator. However, no participant who is a member of the Board of Directors or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any awards granted under the 2011 Plan, or continue any extension of credit with respect to such payment in any method which would violate the prohibitions on loans made or arranged by us as set forth in Section 13(k) of the Exchange Act. Only whole shares of common stock may be purchased or issued pursuant to an award.

  Transferability

        No award under the 2011 Plan may be transferred other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. No award shall be liable for the debts or contracts of the holder or his successors in interest or shall be subject to disposition by any legal or equitable proceedings. During the lifetime of the holder of an award granted under the 2011 Plan, only such holder may exercise such award unless it has been disposed of pursuant to a domestic relations order. After the holder's death, any exercisable portion of an award may be exercised by his personal representative or any person empowered to do so under such holder's will or the then applicable laws of descent and distribution until such portion becomes unexercisable under the 2011 Plan or the applicable award agreement. Notwithstanding the foregoing, the Administrator may permit an award holder to transfer an award other than an ISO, subject to certain terms and conditions.

  Forfeiture, Recoupment and Clawback Provisions

        Pursuant to its general authority to determine the terms and conditions applicable to awards under the 2011 Plan, the Administrator shall have the right to provide, in an award agreement or otherwise, that an award shall be subject to the provisions of any recoupment or clawback policies implemented by the Company, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

Adjustment Provisions

        If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of our common stock or the share price of our common stock other than an equity restructuring (as defined in the 2011 Plan), the Administrator will make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (1) the aggregate number and type of shares that may be issued under the 2011 Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the 2011 Plan during any fiscal year), (2) the number and kind of shares, or other securities or property, subject to outstanding awards, (3) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (4) the grant or exercise price per share for any outstanding awards under the 2011 Plan. If there is any equity restructuring, (1) the number and type of securities subject to each outstanding award and the grant or exercise price per share for each outstanding award, if applicable, will be proportionately adjusted, and (2) the Administrator will make proportionate adjustments to reflect such equity restructuring with respect to the aggregate number and type of shares that may be issued under the 2011 Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year). Adjustments in the event of an equity restructuring will not be discretionary. Any adjustment affecting an award intended as "qualified performance-based compensation" will be made consistent with the requirements of Section 162(m) of the Code. The Administrator also has the authority under the 2011 Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Change in Control

        In the event of a Change in Control (as defined in the 2011 Plan), each outstanding award will be assumed, or substituted for an equivalent award, by the successor corporation. If the successor corporation does not provide for the assumption or substitution of the awards, the Administrator may cause all awards to become fully vested, exercisable and/or payable immediately prior to the consummation of the transaction constituting a Change in Control.

Amendment and Termination; Repricing Without Stockholder Approval Prohibited

        The Administrator may terminate, amend or modify the 2011 Plan at any time; however, except to the extent permitted by the 2011 Plan in connection with certain changes in capital structure, stockholder approval must be obtained for any amendment to (1) increase the number of shares available under the 2011 Plan, (2) reduce the per share exercise price of the shares subject to any option or stock appreciation right below the per share exercise price as of the date the option or stock appreciation right was granted, and (3) cancel any option or stock appreciation right in exchange for cash or another award when the exercise or base price per share of such option or stock appreciation right exceeds the fair market value of the underlying shares, except with respect to any Substitute Award.

Federal Income Tax Consequences

        The following is a summary of the general federal income tax consequences to U.S. taxpayers and us of awards granted to U.S. taxpayers under the 2011 Plan. Tax consequences for any particular individual may be different.

        If an optionee is granted a non-qualified stock option under the 2011 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our common stock at such time, less the exercise price paid. The optionee's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock at the time the optionee exercises such option. Any subsequent gain or loss will be taxable as a capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

        A participant receiving ISOs will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our common stock received over the exercise or base price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value at the time of sale and the exercise or base price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the tax consequences described for nonqualified stock options will apply.

        The current federal income tax consequences of other awards authorized under the 2011 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); restricted stock units, stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment based on the fair market value of the award at such time. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

        Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2011 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

        Qualified "performance-based compensation" is disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock awards will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more "outside directors," (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the plan is approved by the stockholders, and (4) under the terms of the award, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise or base price of the option is not less than the fair market value of the stock on the date of grant), and for awards other than options, established performance criteria that must be met before the award actually will vest or be paid.

        The 2011 Plan is designed to meet the requirements of Section 162(m) of the Code; however, awards other than options and stock appreciation rights granted under the 2011 Plan will only be treated as qualified performance-based compensation under Section 162(m) of the Code if the awards and the procedures associated with them comply with all other requirements of Section 162(m) of the Code. There can be no assurance that compensation attributable to awards granted under the 2011 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code and thus be deductible to us.

New Plan Benefits

        Awards are subject to the discretion of the Administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2011 Plan or the benefits that would have been received by such participants if the 2011 Plan had been in effect in the year ended December 31, 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2011 INCENTIVE AWARD PLAN.

PROPOSAL THREE: CHANGE THE NAME OF THE COMPANY

        On September 16, 2011, the Board of Directors adopted a resolution to amend Article First of the Company's Certificate of Incorporation to change the name of the Company from DG FastChannel, Inc. to Digital Generation, Inc. The Board of Directors has determined the amendment to be advisable and recommends that stockholders vote to approve the amendment. The following is the text of Article First of the Company's Certificate of Incorporation, as proposed to be amended:

        FIRST: The name of the Corporation is Digital Generation, Inc.

        The Company believes that the proposed name change will capitalize on the recognition within the industry of the "Digital Generation" name.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED CHANGE OF THE COMPANY'S NAME.

PROPOSAL FOUR: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, the Company's stockholders are entitled to vote at the Annual Meeting to provide advisory approval of the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors.

        As described more fully in the Compensation Discussion and Analysis section of this Proxy Statement, the Company's executive compensation program is designed to attract and retain superior employees in key positions to enable our Company to succeed in the highly competitive market for talent, while simultaneously maximizing stockholder returns. We believe that our executives are a primary factor in our strong performance over both the short- and long-term. Therefore, we intend to provide a competitive compensation package to our executives, tie a significant portion of pay to performance and utilize components that best align the interests of our executives with those of our stockholders. The Compensation Committee and the Board of Directors believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives. We urge stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which describes in detail how the Company's executive compensation policies and procedures operate and are intended to operate in the future.

        We are asking the Company's stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. Accordingly, we ask that our stockholders vote "FOR" the following resolution:

          "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2011 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure."

        While this advisory vote is non-binding, the Company's Board of Directors values the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 PROPOSAL FIVE: ADVISORY VOTE ON THE FREQUENCY OF HOLDING
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

        Under the Dodd-Frank Act, the Company's stockholders are entitled to vote at the Annual Meeting regarding whether future "say-on-pay" proposals such as the one in Proposal Four above should occur every year, every two years or every three years. Under the rules issued by the SEC, stockholders also have the option to abstain from voting on the matter.

        After careful consideration of the frequency alternatives, the Company's Board of Directors has determined that an advisory stockholder vote on executive compensation every year is the best approach for the Company and its stockholders because it will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to a more meaningful and coherent communication between the Company and our stockholders on the compensation of the Named Executive Officers.

        In voting on this proposal, stockholders should be aware that they are not voting to approve or disapprove the Board of Directors' recommendation to hold say-on-pay votes every year. Instead, stockholders will be able to specify one of four choices for this proposal on the proxy card: every year, two years, three years or abstain.

        Because this advisory vote is non-binding, the Board of Directors may decide that it is in the best interests of the Company's stockholders and the Company to hold a say-on-pay vote more or less frequently than the option approved by the Company's stockholders. However, the Board of Directors values the opinions that the Company's stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering the frequency of future say-on-pay votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THAT THE STOCKHOLDERS VOTE TO HOLD FUTURE SAY-ON-PAY VOTES "EVERY YEAR."

EXECUTIVE COMPENSATION

Introduction

        This Compensation Discussion and Analysis ("CD&A") describes the principles of our executive compensation program, how we applied those principles in compensating our Named Executive Officers ("NEOs") for 2010, and how our compensation program drives performance.

        Our NEOs for 2010 are:

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  Scott K. Ginsburg, Chairman and Chief Executive Officer;

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  Neil H. Nguyen, President and Chief Operating Officer; and

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  Omar A. Choucair, Chief Financial Officer.

        In this CD&A, we first provide an executive summary of our program for 2010. We then describe our compensation philosophy and the objectives of our executive compensation program and how the Compensation Committee of our Board of Directors oversees our compensation program. We discuss the compensation determination process and describe how we determine each element of compensation. We believe that our compensation program in 2010 and in prior years shows that we have closely linked pay to performance.

Executive Summary

Overview of Our Executive Compensation Program

        The Compensation Committee has designed our executive compensation program to attract and retain superior employees in key positions to enable our Company to succeed in the highly competitive market for talent, while simultaneously maximizing stockholder returns. We believe that our executives are a primary factor in our strong performance over both the short- and long-term. Therefore, we intend to continue to provide a competitive compensation package to our executives, tie a significant portion of pay to performance and utilize components that best align the interests of our executives with those of our shareholders.

        The following is a summary of important aspects of our executive compensation program discussed later in this CD&A:

  •
  Key Elements of Our Compensation Program.  Our compensation program is designed to achieve these objectives through a combination of the following types of compensation:

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  Base salary,

    •
    Annual cash incentive bonus awards, and

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    Long-term equity incentive awards.

        Each element of our executive compensation program is discussed in greater detail below.

  •
  We Intend to Pay for Performance.  The majority of our NEOs' total compensation as shown on page 36 in our Summary Compensation Table below ties compensation directly to the achievement of corporate and individual objectives. We emphasize pay for performance in order to align executive compensation with our business strategy and the creation of long-term shareholder value.

  •
  Our Compensation Program Supports Our Corporate Objectives and Stockholder Interests.  Our compensation program is designed to align executive officer compensation with our corporate strategies, business objectives and the long-term interests of our stockholders by rewarding successful execution of our business plan and tying a portion of total compensation opportunities to equity incentives.

Overview of 2010 Performance

        The Compensation Committee believes the executive compensation program is an important factor in driving our NEOs' performance to achieve long-term earnings per share growth and stock price appreciation. Our Company's fiscal 2010 accomplishments, guided by our NEOs, illustrate the success of this strategy, even in an uncertain economic environment, and included, among other things, the following:

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  Revenue and Net Income Growth:  During 2010, we achieved revenues of $247.5 million, representing an increase of 30% over 2009 revenues, and net income of $41.6 million, representing an increase of 103% over 2009 levels. We continued to capture the market for online advertising while simultaneously growing our traditional advertising business. From 2009 to 2010, we increased our revenues from High Definition advertising by 72% to $102.8 million.

  •
  Earnings Per Share:  Our earnings per share for 2010 were $1.52, representing an increase of 69% over 2009 earnings per share.

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  Retirement of Debt.  We raised $108 million in a public equity offering and repaid all of our outstanding debt.

 Total Shareholder Return
DG FastChannel, Inc. Compared to the Russell 3000 Industry Group
December 31, 2010

        As shown above, our performance measured by total shareholder return well exceeds our industry group for each time period. A substantial reason for this superior performance is our track record of consistency in delivering strong, year-over-year growth in revenues, net income and earnings per share over the past five years, as shown below:

DG FastChannel, Inc.
Five-Year Trended Performance
December 31, 2010

(Amounts shown in millions, except per share amounts)	2006	2007	2008	2009	2010	Compounded Annual Growth Rate
Revenues	$68.7	$97.7	$157.1	$190.9	$247.5	38%
Net income from continuing operations	$0.4	$10.9	$15.1	$20.5	$41.6	219%
Basic EPS	$0.04	$0.65	$0.81	$0.90	$1.52	148%

2010 Compensation Programs and Decisions

        In line with our executive compensation program's emphasis on pay for performance, compensation awarded to our named executive officers for 2010 reflected our financial results and overall compensation philosophy:

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  Adjustments to Base Salary Solely In Line With Employment Agreements:  During 2010, our NEOs received only those increases to their base salaries that were provided pursuant to the terms of their previously-negotiated employment agreements.

  •
  Pay-for-Performance Annual Incentive Bonuses:  For 2010, our company focused on increasing revenues and margin improvement. Our compensation program for 2010 was designed to support the company's focus on these performance measures. For our annual bonus program for 2010, the Compensation Committee selected these two objectives as the key corporate objectives as the Compensation Committee believes they encourage executives to achieve superior operating results using appropriate levels of capital. From 2009 to 2010, as discussed above, our revenues increased 30%, and our net income grew by an impressive 103% and our operating margins improved by 60%. The annual bonuses awarded to our NEOs for 2010 are discussed beginning at page 32. Based on our strong 2010 performance, we paid bonuses for 2010 recognizing our strong revenue growth and operating margin improvement and for strong individual performance for fiscal 2010.

  •
  Equity-based Compensation:  Our Compensation Committee did not grant any long-term equity incentive awards to our NEOs in 2010, as their existing equity awards were deemed sufficient to align their interests with our growth strategy and shareholder interests.

        In light of the Company's strong performance during 2010, as well as its sustained performance over recent years, the Compensation Committee believes that the NEOs' 2010 compensation was appropriate.

Objectives of Our Executive Compensation Program

        The primary objectives of our executive compensation program are:

  •
  Compensation Should Be Market Competitive:  The Compensation Committee intends to ensure that our executive compensation program is competitive with compensation paid by companies in the same market for executive talent while maintaining fiscal responsibility for our stockholders.

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  Compensation Should Support Our Business Strategy:  Our compensation program is designed to align executive officer compensation with our corporate strategies, business objectives and the long-term interests of our stockholders by rewarding successful execution of our business plan, with performance objectives tied to our key corporate objectives.

  •
  Compensation Should Reward Performance:  While we utilize a variety of compensation elements to achieve compensation targets, we intend that the majority of our NEOs' total compensation will be in the form of variable compensation, comprised of annual incentive bonuses and long-term equity incentive awards dependent upon corporate or individual performance or the creation of long-term shareholder value.

  •
  Compensation Should Be Aligned With Stockholder Interests:  Our executive compensation program also seeks to reward our executives for increasing our stock price over the long-term and maximizing stockholder value by providing a portion of total compensation opportunities for our executive officers in the form of long-term equity incentives.

Key Elements of Our Executive Compensation Program

        The following table lists the key elements that generally encompass our executive compensation program:

Element	Purpose	Form
Base Salary	Provide a basic level of compensation for performance of executive's primary responsibilities.	Cash
Annual Cash Incentive Compensation	Create a direct link between executive compensation and individual and business performance.	Cash
Long-Term Equity Incentive Compensation	Focus executives on the enhancement of shareholder value over the long-term, to encourage equity ownership in the Company, and to retain key executive talent.	Stock Options/Restricted Stock
Employment Agreements	Establish key compensation terms; severance and change in control provisions; provide stability for executives.	Individual Agreements with NEOs
Perquisites and Other Benefits	To better enable the Company to attract and retain superior executives for key positions.	401(k) Plan/Health and Welfare Benefits/Car Allowance

        All elements of compensation are taken into account when compensation decisions are made by the Compensation Committee.

Setting Executive Compensation

        Our executive compensation program is reviewed annually by the Compensation Committee. Generally in the first quarter of each year, the Compensation Committee reviews the performance of each of our NEOs during the previous year. At this time the Compensation Committee also reviews our corporate performance for the prior year and makes the final bonus payment determinations based on such performance and the Compensation Committee's evaluation of each NEO's individual performance for the prior year. In connection with this review, the Compensation Committee also reviews and adjusts, as appropriate, annual base salaries for our NEOs and grants, as appropriate, additional long-term equity incentive awards to our NEOs and certain other eligible employees for the coming fiscal year.

Role of Management

        For NEOs other than our Chairman and Chief Executive Officer, our Compensation Committee has historically sought and considered input from our Chairman and Chief Executive Officer regarding such NEOs' responsibilities, performance and compensation. Specifically, our Chairman and Chief Executive Officer recommends base salary increases and equity award levels that are used throughout our compensation plans, and advises our Compensation Committee regarding the compensation program's ability to attract, retain and motivate executive talent. These recommendations reflect compensation levels that our Chairman and Chief Executive Officer believes are qualitatively commensurate with an executive officer's individual qualifications, experience, responsibility level, functional role, knowledge, skills and individual performance, as well as our company's performance. Our Compensation Committee considers our Chairman and Chief Executive Officer's recommendations, and approves the specific compensation for all the executive officers.

        Our Compensation Committee meets in executive session, and our Chairman and Chief Executive Officer does not attend Compensation Committee discussions where recommendations are made regarding his compensation. Our Chairman and Chief Executive Officer does provide input and perspective regarding plan design and market factors related to his and other executive roles, but the Compensation Committee, acting under its independent authority, as established by the Board of Directors, determines his level of pay. He also abstains from voting in sessions of the Board of Directors where the Board of Directors acts on the Compensation Committee's recommendations regarding his compensation.

Compensation Determination Process

        Our Compensation Committee has historically determined each element of an executive's initial compensation package within the framework of the objectives of our executive compensation program, which is then set forth in his or her employment agreement, based on numerous factors, including:

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  The individual's particular background, track record and circumstances, including training and prior relevant work experience;

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  The individual's role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

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  The demand for individuals with the individual's specific expertise and experience;

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  Internal equity among our executive group;

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  Performance goals and other expectations for the position; and

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  Uniqueness of industry skills.

        In general, the terms of our executive employment agreements are initially negotiated with the executive by our Chairman and Chief Executive Officer and Company legal counsel. The agreements for our executives over whose compensation the Compensation Committee has authority are presented to the Compensation Committee for consideration. When appropriate, such as in the case of the agreements for Messrs. Ginsburg, Nguyen and Choucair, the Compensation Committee takes an active role in the negotiation process.

        During the review and approval process for the employment agreements for executives under its purview, and during its annual review of executive compensation, the Compensation Committee considers the appropriate amounts for each component of compensation and the compensation design appropriate for the individual executive. Except for base salary, which has an established minimum amount set forth in the respective employment agreements, the Compensation Committee has discretion to increase or decrease cash bonus awards from the targets listed in the agreements.

        We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. In determining each element of compensation for any given year, our Board of Directors and our Compensation Committee consider and determine each element individually and then review the resulting total compensation and determine whether it is reasonable and competitive. The Compensation Committee has not historically utilized formulas in establishing the amounts for each element of pay nor has it historically had any policies for allocating compensation between long-term and short-term compensation or cash and non-cash compensation. Instead, the appropriate mix among the various elements of compensation for each executive officer was established through negotiations directly with that officer, rather than by applying formulas. However, the Compensation Committee believes that all executive officers should have a significant amount of their total compensation package in the form of performance-based incentive compensation (annual cash bonus) and long-term equity incentive compensation. The amounts reflected in the Summary Compensation Table and their individual employment agreements reflect this process.

Role of Compensation Consultant and Comparable Company Information

        Our Compensation Committee has not historically established compensation levels based on benchmarking. Our Compensation Committee has instead relied upon the judgment of its members in making compensation decisions and determining whether they are competitive in the marketplace in which we compete for executive talent, after reviewing our performance and carefully evaluating a named executive officer's performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with our company, current compensation arrangements and long-term potential to enhance stockholder value.

        The Compensation Committee is authorized to retain the services of third-party compensation consultants and other outside advisors from time to time, as the committee sees fit, in connection with compensation matters. Compensation consultants and other advisors retained by the compensation committee will report directly to the compensation committee which has the authority to select, retain and terminate any such consultants or advisors.

        In late 2010, the Compensation Committee retained James F. Reda & Associates ("Reda") an independent compensation consultant to assist the Compensation Committee in connection with the implementation of various changes to our executive compensation program for 2011.

        The compensation levels of the NEOs reflect to a significant degree their varying roles and responsibilities. Specifically, due to Mr. Ginsburg's extensive experience, responsibilities and significant market demand, the Company believes that it is appropriate that his total compensation is substantially higher than the Company's other executives.

2010 Executive Compensation Decisions

Base Salary

        Base salaries for our executives are established based on individual factors such as the scope of their responsibilities, background, track record, training and experience, as well as competitive market compensation and the overall market demand for such executives at the time the respective employment agreements are negotiated. As with total executive compensation, we believe that executive base salaries should be competitive with the range of salaries for executives in similar positions and with similar responsibilities, although we have not historically benchmarked executive base salaries against a specific market comparison group. An executive's base salary is also evaluated together with components of the executive's other compensation to ensure that the executive's total compensation is consistent with our overall compensation philosophy.

        In connection with the execution of employment agreements with each of our NEOs in 2008, the base salary levels for each NEO during the initial term of those agreements was established through arms-length negotiations between each executive and the Company at that time. Although the Company considered the same factors in establishing the base salaries of each of the executives, due to the different levels of satisfaction of such factors by each executive, the base salaries are, in certain cases, substantially different. Specifically, due to his extensive experience, responsibilities and significant market demand, the Company believes that it is appropriate that Mr. Ginsburg's base salary is substantially higher than the Company's other executives.

        The employment agreements provide for automatic increases in the base salaries of the NEOs through December 31, 2011, with respect to Mr. Ginsburg, through December 31, 2012, with respect to Mr. Nguyen, and through December 31, 2011, with respect to Mr. Choucair. These base salary levels are described below under Employment Agreements on page 38. Other than the automatic increases contemplated by the employment agreements, no additional base salary actions were taken during 2010 with respect to our NEOs.

Annual Bonus

        Our executive compensation program includes eligibility for an annual performance-based cash bonus for all executives as set forth in their employment agreements. Our annual bonuses emphasize pay for performance by providing our executives with the opportunity to receive performance bonuses only in the event of strong corporate and individual performance, as determined in the discretion of the Compensation Committee.

        Annual Target Bonuses.    As provided in their employment agreements, for 2010, our Chief Executive Officer and President and Chief Operating Officer were eligible for a target bonus of up to 75% of their respective annual base salaries, while our Chief Financial Officer was eligible for an annual bonus of up to $140,000. Each NEO's target bonus represents the amount the Company would expect to pay the executive each year for satisfactory performance. This amount is then adjusted upward or downward on a discretionary basis by the Compensation Committee based on Company and individual performance.

        Annual Performance Objectives.    While our annual bonus program is a discretionary one, at the beginning of each year, the Compensation Committee establishes corporate and individual performance objectives to assist it in determining the annual bonuses for our executives. While these performance objectives are used as a guide by the Compensation Committee in determining the bonuses to be paid to the executives as they represent those areas in which the NEOs were expected to focus their efforts, the Compensation Committee retains discretion in making its bonus determinations and has used this discretion in 2010 as well as prior years. Our discretionary approach begins with the executive's targeted annual bonus which we then adjust upwards or downwards based on the executive's and the Company's performance during the year.

  •
  Company Performance Objectives.  During 2010, the Compensation Committee determined to use revenue growth and margin improvement as the corporate objectives for purposes of NEO annual bonus decisions. The Compensation Committee determined to use these factors to measure corporate performance because they encourage executives to achieve superior operating results using appropriate levels of capital. The Compensation Committee did not establish specific quantitative targets for each company objective. Instead, the Compensation Committee believed that it was better to evaluate the Company's performance relative to these two categories of financial performance throughout the year, in light of the performance of the Company relative to the industry and the economy in general. As a result, the Compensation Committee considered the Company's achievements relative to these objectives in its discretion.

  •
  Individual Performance Objectives.  Each NEO's individual performance is determined by the Compensation Committee based on its subjective determination of the NEO's individual performance for the year. As described above, the Chairman and Chief Executive Officer provides the Compensation Committee with his evaluation of each of the other NEOs' performance and the Compensation Committee evaluates the Chairman and Chief Executive Officer's individual performance.

        For 2010, the Compensation Committee established three areas of focus for the NEOs that included strategic and leadership goals and focused on the Company's strategic initiatives. The Compensation Committee did not establish specific quantitative targets for any of the individual performance objectives described below; instead, such objectives were intended to be qualitative, with the achievement of such objectives left solely to the discretion of the Compensation Committee after its consideration of each NEO's individual achievements as a whole.

        The individual objectives established for the NEOs for 2010 included:

  •
  Achieving revenue and margin improvements;

  •
  Realization of operating cost synergies resulting from prior acquisitions; and

  •
  Successful negotiation and closing of an equity offering in order to retire our senior debt.

        In determining the NEOs' 2010 annual bonuses, the Compensation Committee noted that the executive team had achieved all of the foregoing objectives to the satisfaction of the Compensation Committee. Their strong individual performance, in addition to the Company's financial performance as a whole, served as a basis for the Compensation Committee's determination of the 2010 bonuses for the NEOs.

        For 2010, the Compensation Committee awarded annual bonuses to Messrs. Ginsburg and Nguyen in excess of target bonus levels to reward them for the outstanding corporate performance, and their respective individual performance, during 2010. Mr. Choucair was awarded the maximum annual bonus provided for in his employment agreement.

        The 2010 annual bonuses paid to our NEOs are set forth on page 37 in the Summary Compensation Table below. We believe that given the NEOs' outstanding individual accomplishments and the Company's impressive performance during 2010, the awarded annual bonuses are consistent with our compensation philosophy.

Long-Term Equity Incentive Compensation

        We believe that superior long-term performance is achieved through a culture that encourages our executives to hold a significant ownership stake in our Company. We provide this ownership stake to our executives through our equity-based incentive program.

        Under our 2006 Plan our executive officers have historically been awarded long-term incentives in the form of stock options and restricted stock awards. We currently make equity awards as follows:

  •
  Upon an executive's execution of their initial employment agreement with the Company, based on the executive's prior work experience, the executive's position, and competitive market practices;

  •
  During our overall annual review process or upon an executive's execution of subsequent employment agreements with the Company, based on company and individual performance, internal pay equity considerations and competitive market practices. Annual grants of equity have not historically been a part of our total compensation program; however, we plan to begin making annual equity awards in 2011.

        As is the case when the amounts of base salary and annual bonuses are determined, a review of all elements of compensation is conducted when determining equity awards to ensure that total compensation conforms to our overall compensation philosophy and objectives.

        All stock option grants have an exercise price equal to the fair market value of our common stock on the date of grant (to ensure that our executive's interests are aligned with our shareholders) and they typically vest ratably over four years (to provide the executive with a long-term focus).

        None of our NEOs received any long-term equity incentive awards during 2010.

Other Benefits

        We provide our executives with the following types of benefits:

  •
  Perquisites;

  •
  Health, dental, life, and disability insurance; and

  •
  Retirement benefits.

        We periodically review the levels of perquisites and other personal benefits provided to executive officers to ensure they fit within our overall compensation philosophy.

Perquisites

        We provide a limited number of perquisites to our executives to better enable the Company to attract and retain superior employees for key positions. The main perquisite we provided our NEOs during 2010 was an automobile allowance. As set forth on page 36 in the Summary Compensation Table, the value of this benefit ranged from $6,231 to $12,000 depending on the NEO's particular position.

Health, Dental, Life and Disability Insurance

        We offer all of our regular employees, including our NEOs, health, life, disability and dental insurance. The value of these benefits to our NEOs is set forth on page 36 in the Summary Compensation Table.

Retirement Benefits

        All of our regular employees, including our NEOs, who meet certain defined requirements may participate in our 401(k) plan. We have the discretion to match employee contributions and we exercised that discretion in March 2010 to reinstate our previously suspended match. Under our current matching policy, we match 25% of the amount contributed by our employees, up to a maximum of employee contributions of 6% of gross earnings. The value of this match for our NEOs is set forth on page 36 in the Summary Compensation Table.

        The Board of Directors has discretion to make additional contributions to our 401(k) plan. The Board of Directors did not exercise its discretion to do so during 2010.

Employment Agreements

        We have entered into employment agreements that provide for certain severance benefits in the event that a NEO's employment is involuntarily or constructively terminated or in the event of a change in control. We recognize the challenges executives often face securing new employment following termination. To mitigate these challenges and to secure the focus of our management team on the Company's affairs, all executive officers are entitled to receive severance payments under their employment agreements upon certain types of termination. The terms of these employment agreements are described beginning on page 38. We believe that reasonable severance benefits for our executive officers are important because it may be difficult for our executive officers to find comparable employment within a short period of time following certain qualifying terminations. In addition to normal severance, we provide enhanced benefits in the event of a change in control as a means reinforcing and encouraging the continued attention and dedication of our executives to their duties of employment without personal distraction or conflict of interest in circumstances that could arise from the occurrence of a change in control. We believe that the interests of stockholders will be best served if the interests of our senior management are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders.

        We also extend severance and change in control benefits because they are essential to help us fulfill our objectives of attracting and retaining key managerial talent. These agreements are intended to be competitive within our industry and company size and to attract highly qualified individuals and encourage them to be retained by us. While these arrangements form an integral part of the total compensation provided to these individuals and are considered by the Compensation Committee when determining NEO compensation, the decision to offer these benefits did not influence the Compensation Committee's determinations concerning other direct compensation or benefit levels.

        In addition to cash severance benefits upon certain terminations, the employment agreements provide that any unvested stock options granted to Messrs. Nguyen and Choucair vest upon a change in control. Other equity awards held by the NEOs will not be subject to these accelerated vesting provisions in the employment agreements, but may be subject to accelerated vesting pursuant to the terms of the individual award agreements. In adopting so-called "single" trigger treatment for equity awards, the Company was guided by the following objectives:

  •
  keeping executives relatively whole for a reasonable period but avoiding creating a "windfall;"

  •
  ensuring that executives whose employment continues following a transaction are treated the same as terminated executives with respect to outstanding equity awards;

  •
  providing the executives with the same opportunities as shareholders, who are free to sell their equity at the time of the change in control event and thereby realize the value created at the time of the deal;

  •
  the company that made the original equity grant may no longer exist after a change in control and employees should not be required to have the fate of their outstanding equity tied to the new company's future success;

  •
  supporting the compelling business need to retain executives during uncertain times;

  •
  providing a powerful retention device during change in control discussions, especially given that equity awards represents a significant portion of the executives' total pay package; and

  •
  a double trigger on equity awards provides no certainty of what will happen when the transaction closes.

Deductibility of Executive Compensation

        As part of its role, the Compensation Committee reviews and considers the deductibility of the Company's executive compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) generally limits the tax deduction for compensation in excess of one million dollars paid to certain executive officers. However, performance-based compensation is excluded from the limit so long as it meets certain requirements.

        In its review and establishment of compensation programs and awards for our NEOs, the Compensation Committee considers the anticipated deductibility or non-deductibility of the compensation as a factor in assessing whether a particular compensatory arrangement is appropriate; particularly in light of the goals of maintaining a competitive executive compensation system generally (i.e., paying for performance and maximizing shareholder return).

        For 2010, a portion of the annual cash bonuses paid to our NEOs will not be tax deductible. However, beginning in 2011, we intend to take steps to ensure that a substantial majority of our annual cash bonuses and annual long-term incentive awards will be tax deductible commencing in 2012.

Compensation Committee Report

        The Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and this Proxy Statement.

THE COMPENSATION COMMITTEE
John R. Harris, Chairman David M. Kantor William Donner

Summary Compensation Table

        The following table shows the compensation for the three fiscal years ended December 31, 2010, 2009 and 2008 earned by our Chairman and Chief Executive Officer, our Chief Financial Officer who is our Principal Financial and Accounting Officer, and our President and Chief Operating Officer, who is our only other executive officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Option Awards ($)(1)		Stock-based Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Scott K. Ginsburg	2010	475,560	1,865,040	—		—		32,519	2,373,119
Chairman and Chief Executive	2009	457,270	451,000	—		—		30,802	939,072
Officer	2008	405,577	538,750	—		5,922,000	(3)	34,001	6,600,328
Neil H. Nguyen	2010	394,077	1,311,250	—		—		29,076	1,734,403
President and Chief Operating	2009	350,570	190,000	1,990,450	(4)	—		29,766	2,560,786
Officer	2008	233,846	250,000	1,618,620	(5)	—		106,515	2,208,981
Omar A. Choucair	2010	344,847	140,000	—		—		25,991	510,838
Chief Financial Officer	2009	334,250	190,000	—		—		23,921	548,171
	2008	265,769	300,500	2,023,275	(6)	—		26,705	2,616,249

(1)
Represents the grant date fair value of equity awards granted to the NEO in the applicable fiscal year determined in accordance with ASC Topic 718, Compensation—Stock Compensation (ASC Topic 718). See Note 13 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC, for details as to the assumptions used to determine the fair value of stock awards. Amounts shown are based on the fair value of the entire award on the grant date, regardless of vesting requirements.

(2)
The following table contains a breakdown of the compensation and benefits included under All Other Compensation for the fiscal year ended December 31, 2010:

Name	401(k) Matching Contributions	Health Insurance Premiums	Automobile Allowance	Total
Scott K. Ginsburg	4,208	16,311	12,000	32,519
Neil H. Nguyen	3,419	16,311	9,346	29,076
Omar A. Choucair	3,449	16,311	6,231	25,991
(3)
Consists of 350,000 shares of restricted stock granted on October 20, 2008 with a grant date fair value of $5,922,000 calculated in accordance with FASB ASC Topic 718.

(4)
Consists of 125,000 stock options granted on December 21, 2009 with a grant date fair value of $1,990,450 calculated in accordance with FASB ASC Topic 718.

(5)
Consists of 200,000 stock options granted on December 23, 2008 with a grant date fair value of $1,618,620 calculated in accordance with FASB ASC Topic 718.

(6)
Consists of 250,000 stock options granted on December 23, 2008 with a grant date fair value of $2,023,275 calculated in accordance with FASB ASC Topic 718.

Grants of Plan-Based Awards

        During the fiscal year ended December 31, 2010, none of NEOs received any plan-based awards.

Outstanding Equity Awards at Fiscal Year-End

        The following table shows grants of stock options and grants of unvested stock awards outstanding on December 31, 2010, the last day of our fiscal year, to each of the NEOs.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock Awards That Have Not Vested (#)		Market Value of Shares of Stock Awards that Have Not Vested ($)
Scott K. Ginsburg	2,500	—	12.90	February 20, 2012	—		—
	100,000	—	5.88	July 12, 2013
	—	—	—	—	116,666	(2)	$3,369,314	(3)
Neil H. Nguyen	7,501	—	5.88	July 12, 2013	—		—
	100,000	100,000	14.14	December 23, 2018	—		—
	31,250	93,750	27.77	December 21, 2019	—		—
Omar A. Choucair	12,500	—	12.90	February 20, 2012	—		—
	40,000	—	5.88	July 12, 2013	—		—
	125,000	125,000	14.14	December 23, 2018	—		—

(1)
All of the options have a term of ten years from the original date of grant. Options will vest 25% on the first anniversary of the date of grant, and the remainder vests ratably over each of the 36 months thereafter.

(2)
Mr. Ginsburg's restricted stock vested on August 1, 2011.

(3)
Based on the trading price of our stock on December 31, 2010 of $28.88.

Option Exercises and Stock Vested

        The following table shows information regarding option exercises by, and the vesting of stock awards held by, the NEOs during the fiscal year ended December 31, 2010.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott K. Ginsburg	—	$—	116,667	$4,448,513
Neil H. Nguyen	—	$—	—	—
Omar A. Choucair	15,000	$404,530	—	—

Pension Benefits

        We do not have any qualified or non-qualified defined benefit plans.

Employment Agreements

        The terms of our executive officers' compensation are derived from our employment agreements with them and the annual performance review by our Compensation Committee or the entire Board. The terms of Mr. Ginsburg's employment agreement with us were the result of negotiations between us and Mr. Ginsburg and were approved by our Board of Directors. The terms of Mr. Choucair's and Mr. Nguyen's employment agreements with us were the result of negotiations between our Chairman and Chief Executive Officer and Compensation Committee and the applicable executive.

Employment Agreement with Scott K. Ginsburg

        On October 3, 2008, the Company entered into an Employment Agreement with our Chief Executive Officer, Scott K. Ginsburg, which agreement was amended in May 2011. Pursuant to the Employment Agreement, as amended, between Mr. Ginsburg and the Company (the "CEO Agreement"), the Company agreed to employ Mr. Ginsburg as its Chief Executive Officer from August 1, 2008 through December 31, 2011. Under the CEO Agreement, Mr. Ginsburg is entitled to an annualized base salary of $450,000 for the twelve month period ending July 31, 2009, $468,000 for the twelve month period ending July 31, 2010, $486,720 for the five month period ending December 31, 2010, and $600,000 for the twelve month period ending December 31, 2011. Pursuant to the May 2011 amendment to the CEO Agreement, Mr. Ginsburg's target annual bonus for 2011 was increased to 200% of his then-applicable annual base salary. The criteria upon which any bonus would be awarded will be determined in the sole discretion of the Compensation Committee. The Company retained the right to increase the base compensation and bonus, and grant additional equity incentive awards, as it deems appropriate. Mr. Ginsburg is entitled to participate in the Company's stock option plans, is entitled to four weeks of paid vacation per calendar year and is to receive a car allowance totaling $1,000 per month for the term of the CEO Agreement. Finally, during the term of the CEO Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Ginsburg and his spouse and dependent family members under the Company's health plan.

        The CEO Agreement also includes provisions respecting severance. Prior to the May 2011 amendment, the CEO Agreement provided that if Mr. Ginsburg terminated his employment for good reason (as defined below) or following a change of control, or was terminated prior to the end of the employment term by the Company other than for cause (as defined below) or death, he would be entitled to the greater of all remaining salary to the end of the employment term, or salary from the date of termination through the second anniversary of the date of termination, at the rate of salary in effect on the date of termination, payable in a lump sum payment. Following the end of the employment term, upon termination of his employment with the Company for any reason other than cause, but upon ninety days prior written notice if such termination was by him, the Company would pay to Mr. Ginsburg his salary as then in effect for a period of six months in a lump sum payment.

        The May 2011 amendment to the CEO Amendment amended the provisions of the CEO Agreement respecting severance. Pursuant to the CEO Agreement, as amended, if Mr. Ginsburg terminates his employment for good reason or following a change of control, or, is terminated prior to the end of the employment term by the Company other than for cause or death, he shall be entitled to the sum of (1) the greater of all remaining salary to the end of the employment term, or salary from the date of termination through the second anniversary of the date of termination, at the rate of salary in effect on the date of termination, payable in a lump sum payment, plus (2) the annual bonus which he would have been entitled to receive had he remained employed by the Company for the entire year during which his termination occurs, which annual bonus shall be determined by the Compensation Committee based on the Company's performance for such year and in accordance with the terms of the applicable bonus program for such year, payable in a lump sum payment on the date on which annual bonuses for the year in which his termination occurs are paid to the Company's executive officers generally, but in all events between January 1 and March 15 of the year following the year in which the termination occurs. In the event of Mr. Ginsburg's death or his termination of employment by reason of his disability during the employment term, he will be entitled to receive the annual bonus amount as described in clause (2) above.

        In addition, pursuant to the CEO Agreement, as amended, following the end of the employment term, upon termination of his employment with the Company for any reason other than cause, but upon ninety days prior written notice if such termination is by him, the Company shall pay to Mr. Ginsburg the sum of (1) his salary as then in effect for a period of six months in a lump sum payment, plus (2) the annual bonus which he would have been entitled to receive had he remained employed by the Company for the entire year during which his termination occurs, which annual bonus shall be determined by the Compensation Committee based on the Company's performance for such year and in accordance with the terms of the applicable bonus program for such year, payable in a lump sum payment on the date on which annual bonuses for the year in which his termination occurs are paid to the Company's executive officers generally, but in all events between January 1 and March 15 of the year following the year in which the termination occurs.

        If Mr. Ginsburg is terminated by the Company for cause, he shall not be entitled to further compensation. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts.

        Pursuant to the terms of Mr. Ginsburg's Restricted Stock Agreement dated October 9, 2008 but executed on October 20, 2008, he was granted 350,000 shares of restricted stock, one third of which vested on each of August 1, 2009, 2010 and 2011.

        Under the CEO Agreement, good reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by more than 20 miles, the transfer to an office other than the principal office or a material breach of the CEO Agreement by the Company. Under the CEO Agreement, cause includes conviction of or a plea of guilty or nolo contendre by Mr. Ginsburg to a felony or certain criminal conduct against the Company, habitual neglect of or failure to perform his duties to the Company or any material breach of the CEO Agreement by Mr. Ginsburg.

        The CEO Agreement also contains standard non-solicitation, non-competition and confidentiality provisions.

        The above summary of the CEO Agreement is qualified in its entirety by reference to the full text of the CEO Agreement, a copy of which was filed as an exhibit to the Current Report on Form 8-K filed by the Company on October 3, 2008, as amended by the amendment to the CEO Agreement, a copy of which was filed as an exhibit to our Quarterly Report on Form 10-Q filed by the Company on May 10, 2011.

Employment Agreement with Neil H. Nguyen

        On January 11, 2010, the Company entered into an Amended and Restated Employment Agreement with Neil H. Nguyen, which agreement was amended in May 2011. Pursuant to the Amended and Restated Employment Agreement, as amended, between Mr. Nguyen and the Company (the "President Agreement"), the Company agreed to employ Mr. Nguyen as its President and Chief Operating Officer through December 31, 2012. Under the President Agreement, Mr. Nguyen is entitled to an annualized base salary of $395,000 for the year ending December 31, 2010, $415,000 for the year ending December 31, 2011 and $450,000 for the year ending December 31, 2012. Mr. Nguyen is eligible for an annual target bonus of 75% of the then-applicable base salary during the term of the President Agreement, with the criteria upon which any bonus would be awarded to be determined in the sole discretion of the Compensation Committee. The Company retained the right to increase the base compensation and bonus, and grant additional equity incentive awards, as it deems appropriate. Mr. Nguyen is entitled to participate in the Company's stock option plans, is entitled to four weeks of paid vacation per calendar year and is to receive a car allowance totaling $750 per month for the term of the President Agreement. Finally, during the term of the President Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Nguyen and his spouse and dependent family members under the Company's health plan.

        The President Agreement also includes provisions respecting severance. Prior to the May 2011 amendment, the President Agreement provided that if Mr. Nguyen terminated his employment for good reason (as described below) or following a change of control, or was terminated prior to the end of the employment term by the Company other than for cause (as described below) or death, he would be entitled to the greater of (1) all remaining salary to the end of the employment term or (2) one year of salary. Following the end of the employment term, upon termination of his employment with the Company for any reason other than cause, but upon ninety days prior written notice if such termination was by him, the Company continue to pay to Mr. Nguyen his salary as then in effect for a period of six months, payable over the severance period in accordance with the Company's then standard payroll practices.

        The May 2011 amendment to the President Agreement amended the provisions of the President Agreement respecting severance. Pursuant to the President Agreement, as amended, if Mr. Nguyen terminates his employment for good reason or following a change of control, or, is terminated prior to the end of the employment term by the Company other than for cause or death, he shall be entitled to the sum of (1) the greater of all remaining salary to the end of the employment term, or salary from the date of termination through the first anniversary of the date of termination, at the rate of salary in effect on the date of termination, payable over the severance period in accordance with the Company's then standard payroll practices, plus (2) the annual bonus which he would have been entitled to receive had he remained employed by the Company for the entire year during which his termination occurs, which annual bonus shall be determined by the Compensation Committee based on the Company's performance for such year and in accordance with the terms of the applicable bonus program for such year, payable in a lump sum payment on the date on which annual bonuses for the year in which his termination occurs are paid to the Company's executive officers generally, but in all events between January 1 and March 15 of the year following the year in which the termination occurs. In the event of Mr. Nguyen's death or his termination of employment by reason of his disability during the employment term, he will be entitled to receive the annual bonus amount as described in clause (2) above.

        In addition, pursuant to the President Agreement, as amended, following the end of the employment term, upon termination of his employment with the Company for any reason other than cause, but upon ninety days prior written notice if such termination is by him, the Company shall pay to Mr. Nguyen the sum of (1) his salary as then in effect for a period of six months, payable over the severance period in accordance with the Company's then standard payroll practices, plus (2) the annual bonus which he would have been entitled to receive had he remained employed by the Company for the entire year during which his termination occurs, which annual bonus shall be determined by the Compensation Committee based on the Company's performance for such year and in accordance with the terms of the applicable bonus program for such year, payable in a lump sum payment on the date on which annual bonuses for the year in which his termination occurs are paid to the Company's executive officers generally, but in all events between January 1 and March 15 of the year following the year in which the termination occurs.

        If Mr. Nguyen is terminated by the Company for cause, he shall not be entitled to further compensation. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts.

        Under the President Agreement in the event of a change in control all outstanding stock options held by or on behalf of Mr. Nguyen shall become fully vested and exercisable.

        Under the President Agreement, good reason includes the assignment of duties inconsistent with his title or a material reduction in his authority, duties or responsibility, the relocation of the Company's principal office by more than 20 miles, the transfer to an office other than the principal office or a material breach of the President Agreement by the Company. Under the President Agreement, cause includes commission of an act of fraud, theft or embezzlement or conviction of a felony or other crime involving moral turpitude, failure or refusal to follow the lawful directives of the Board, habitual neglect of or failure to perform his material duties to the Company or any material breach of the President Agreement by Mr. Nguyen.

        The President Agreement also contains standard non-solicitation, non-competition and confidentiality provisions.

        The above summary of the President Agreement is qualified in its entirety by reference to the full text of the President Agreement, a copy of which was filed as an exhibit to our Current Report on Form 8-K filed by the Company on January 14, 2010, as amended by the amendment to the President Agreement, a copy of which was filed as an exhibit to our Quarterly Report on Form 10-Q filed by the Company on May 10, 2011.

Employment Agreement with Omar A. Choucair

        Effective as of December 31, 2008, the Company entered into an Amended and Restated Employment Agreement with our Chief Financial Officer, Omar A. Choucair. Pursuant to the Amended and Restated Employment Agreement between Mr. Choucair and the Company (the "CFO Agreement"), the Company agreed to employ Mr. Choucair as its Chief Financial Officer from the effective date of the CFO Agreement through December 31, 2011. Under the CFO Agreement, Mr. Choucair is entitled to an annualized base salary of $335,000 for the year ending December 31, 2009, $345,000 for the year ending December 31, 2010 and $355,000 for the year ending December 31, 2011. Mr. Choucair is eligible for an annual bonus of up to $140,000 during the term of the CFO Agreement, with the criteria upon which any bonus would be awarded to be determined in the sole discretion of the Compensation Committee. The Company retained the right to increase the base compensation and bonus, and grant additional equity incentive awards, as it deems appropriate. Mr. Choucair is entitled to participate in the Company's stock option plans, is entitled to four weeks of paid vacation per calendar year and is to receive a car allowance totaling $500 per month for the term of the CFO Agreement. Finally, during the term of the CFO Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Choucair and his spouse and dependent family members under the Company's health plan.

        The CFO Agreement also includes provisions respecting severance. Pursuant to the CFO Agreement, if Mr. Choucair terminates his employment for good reason (as described below) or following a change in control, or, is terminated prior to the end of the employment term by the Company other than for cause (as described below) or death, he shall be entitled to the greater of all remaining salary to the end of the employment term, or salary from the date of termination through the second anniversary of the date of termination, at the rate of salary in effect on the date of termination in a lump sum payment. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Following the end of the employment term, upon termination of his employment with the Company for any reason other than Cause, but upon ninety days prior written notice if such termination is by him, the Company shall pay to Mr. Choucair his salary as then in effect for a period of six months in a lump sum payment.

        Pursuant to the terms of Mr. Choucair's employment agreement dated December 30, 2008, in the event of a change in control, all outstanding stock options held by or on behalf of Mr. Choucair shall become fully vested and exercisable.

        Under the CFO Agreement, good reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by more than 20 miles, the transfer to an office other than the principal office or a material breach of the CFO Agreement by the Company. Under the CFO Agreement, cause includes conviction of or a plea of guilty or nolo contendre by Mr. Choucair to a felony or certain criminal conduct against the Company, habitual neglect of or failure to perform his duties to the Company or any material breach of the CFO Agreement by Mr. Choucair.

        The CFO Agreement also contains standard non-solicitation, non-competition and confidentiality provisions.

        The above summary of the CFO Agreement is qualified in its entirety by reference to the full text of the CFO Agreement, a copy of which was filed as an exhibit to the Current Report on Form 8-K filed by the Company on January 8, 2009.

Potential Payments upon Termination or Change in Control

        The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the NEOs' employment had terminated, or a change in control had occurred, on December 31, 2010, given the NEOs' compensation and service levels as of such date and, if applicable, based on the Company's closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees upon a termination of employment, such as payment of accrued but unpaid base salary and vacation pay and distributions under the Company's 401(k) plan (assuming the executive participated in the plan).

        Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the Company's stock price and the executive's age.

Scott K. Ginsburg, Chairman and Chief Executive Officer

        The following table summarizes the potential payments to Mr. Ginsburg assuming his employment with us was terminated or a change in control occurred on December 31, 2010, the last day of our most recently completed fiscal year.

Benefits and Payments	Change in Control(1)	Termination upon Death or Disability	Termination by us without Cause or by Mr. Ginsburg for Good Reason
Base Salary	$973,440	$—	$973,440
Bonus	$—	$—	$—
Acceleration of Vesting of Restricted Stock:
Number of Shares	116,666	—	—
Value(2)	$3,369,314	$—	$—

Total	$4,342,754	$—	$973,440

(1)
Base salary would only be paid upon a termination of employment (including a voluntary termination of employment) following a change in control.

(2)
Value upon change in control is calculated using a value of our common stock of $28.88 per share, the closing price of our common stock on December 31, 2010.

Neil H. Nguyen, President and Chief Operating Officer

        The following table summarizes the potential payments to Mr. Nguyen assuming his employment with us was terminated or a change in control occurred on December 31, 2010, the last day of our most recently completed fiscal year.

Benefits and Payments	Change in Control(1)	Termination upon Death or Disability	Termination by us without Cause or by Mr. Nguyen for Good Reason
Base Salary	$845,000	$—	$845,000
Bonus	$—	$—	$—
Acceleration of Vesting of Options:
Number of Stock Options	193,750	—	—
Value(2)	$1,578,063	$—	$—

Total	$2,423,063	$—	$845,000

(1)
Base salary would only be paid upon a termination of employment (including a voluntary termination of employment) following a change in control.

(2)
Value upon change in control is calculated using a value of our common stock of $28.88 per share, the closing price of our common stock on December 31, 2010, the last trading day in the fiscal year, less the exercise price of the options.

Omar A. Choucair, Chief Financial Officer

        The following table summarizes the potential payments to Mr. Choucair assuming his employment with us was terminated or a change in control occurred on December 31, 2010, the last day of our most recently completed fiscal year.

Benefits and Payments	Change in Control(1)	Termination upon Death or Disability	Termination by us without Cause or by Mr. Choucair for Good Reason
Base Salary	$690,000	$—	$690,000
Bonus	$—	$—	$—
Acceleration of Vesting of Options:
Number of Stock Options	125,000	—	—
Value(2)	$1,842,500	$—	$—

Total	$2,532,500	$—	$690,000

(1)
Base salary would only be paid upon a termination of employment (including a voluntary termination of employment) following a change in control.

(2)
Value upon change in control is calculated using a value of our common stock of $28.88 per share, the closing price of our common stock on December 31, 2010, the last trading day in the fiscal year, less the exercise price of the options.

Director Compensation

  Director Compensation Table

        The following table sets forth a summary of the compensation paid to our non-employee directors pursuant to the Company's compensation policies for the fiscal year ended December 31, 2010.

Name(1)	Fees Earned ($)	Stock-based Compensation(2)	Total ($)
William Donner	$31,500	$84,840	$116,340
Lisa Gallagher	21,000	84,840	105,840
Kevin C. Howe	31,500	84,840	116,340
David M. Kantor	21,000	84,840	105,840
Anthony J. LeVecchio(3)	44,500	84,840	129,340
John R. Harris(4)	4,500	47,060	51,560

(1)
Scott Ginsburg, our Chairman and Chief Executive Officer, Neil Nguyen, our President and Chief Operating Officer, and Omar Choucair, our Chief Financial Officer, are not included in this table because they are employees and thus receive no compensation for their services as directors. The compensation received by Messrs. Ginsburg, Nguyen and Choucair as employees is shown in the Summary Compensation Table above.

(2)
Represents the grant date fair value determined in accordance with ASC Topic 718 of 2,000 shares of restricted stock granted to each non-employee director on May 27, 2010, which will vest over a one year period. See Note 13 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for details as to the assumptions used to determine the fair value of stock awards. Amounts shown are based on the fair value of the entire award on the grant date, regardless of vesting requirements. Except with respect to Messrs. Kantor and LeVecchio, these shares of restricted stock represent the non-employee directors' only outstanding equity awards as of December 31, 2010. As of December 31, 2010, Messrs. Kantor and LeVecchio also held options to purchase 22,500 and 6,000 shares of our common stock, respectively.

(3)
Mr. LeVecchio resigned from the board effective June 28, 2011.

(4)
Mr. Harris was elected to our Board of Directors in October 2010, and was awarded 2,000 shares of restricted stock on November 4, 2010 with a grant date fair value of $47,060. These shares of restricted stock represented Mr. Harris' only outstanding equity awards as of December 31, 2010.

  Director Compensation Policy

        Messrs. Ginsburg, Nguyen and Choucair are not paid any fees or other compensation for services as members of our Board of Directors or of any committee of our Board of Directors.

        During 2010, the non-employee members of our Board of Directors received compensation for services provided as a director as well as reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of our Board of Directors and the committees thereof. The Company paid its directors an annual cash retainer of $12,000 plus $1,500 per Board of Directors meeting attended, plus $1,500 per meeting of each committee or special assignments of the Board of Directors. Mr. LeVecchio was paid an additional $13,000 annual cash retainer as Chairman of the Audit Committee.

        Members of our Board of Directors are also eligible to receive grants of equity awards both upon joining the Board of Directors and on an annual basis in line with recommendations by the

Compensation Committee. Each member of the Board of Directors shown in the Director Compensation Table above received 2,000 shares of restricted stock in 2010.

        Effective April 1, 2011, the Company changed its director compensation policy by increasing the annual cash retainer to $40,000 and eliminating the fees paid for attending meetings. The annual cash retainer will increase to $50,000 effective January 1, 2012. In addition, the annual retainer paid to the chairman of each committee was increased as follows:

Audit Committee Chairman Retainer	$20,000
Compensation Committee Chairman Retainer	$15,000
Nominating Committee Chairman Retainer	$12,000

        In addition, each member of the Board of Directors will receive an annual restricted stock award on the date of each annual meeting of the Company's stockholders, commencing with the Annual Meeting, with an estimated grant-date fair value of $95,000. These annual awards will vest on the first anniversary of the date of grant. In addition, all of these awards will vest in the event of a change of control.

Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee are Messrs. Harris (Chairman), Kantor and Donner. Prior to October 2010, the members of the Compensation Committee were Messrs. Howe (Chairman) and Kantor, and Ms. Gallagher. All current members of the Compensation Committee are "independent directors" as defined under the NASDAQ Marketplace Rules. None of these individuals were at any time during 2010, or at any other time, an officer or employee of the Company.

        No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Directors and Executive Officers

        The following table sets forth the beneficial ownership of our common stock as of August 31, 2011, except as noted, for (a) each stockholder known by us to own beneficially more than 5% of our common stock; (b) each of our directors; (c) each executive officer named in the Summary Compensation Table; (d) and all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities.

	Shares Beneficially Owned as of August 31, 2011(1)(2)
Beneficial Owner	Number of Shares	Percentage of Class
Scott K. Ginsburg(3) Moon Doggie Family Partnership	2,252,654	8.1%
Neil H. Nguyen(4)	232,851	*
Gal Trifon(5)	125,638	*
Omar A. Choucair(6)	229,934	*
John R. Harris(10)	2,000	*
Jeffrey A. Rich(10)	2,000	*
David M. Kantor(7)	26,500	*
Kevin C. Howe(9)	14,200	*
C. H. Moore(10)	2,000	*
Lisa C. Gallagher(9)	18,000	*
William Donner(9)	4,001	*
FMR, LLC 82 Devonshire Street Boston, MA 02109	4,260,574	15.5%
BlackRock Advisors, LLC 40 East 52nd Street New York, NY 10022	1,837,968	6.7%
All directors and executive officers as a group (11 persons)(8)	2,909,778	10.3%

*
Less than 1% of the Company's common stock.

(1)
Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the Company's knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed is 750 West John Carpenter Freeway, Suite 700, Irving, TX 75039.

(2)
The number of shares of common stock deemed beneficially owned as of August 31, 2011 was 28,435,751 which includes 131,668 shares of common stock from restricted grants and 861,084 options that are currently exercisable or will be exercisable within 60 days of August 31, 2011. The number of beneficially owned shares includes shares issuable pursuant to stock options that may be exercised within sixty days after August 31, 2011.

(3)
Includes 1,757,642 shares held of record by Scott K. Ginsburg, 1,660 shares held as parent/guardian of minors and 300,852 shares held in the name of Moon Doggie Family Partnership, L.P. Scott K. Ginsburg is the sole general partner of Moon Doggie Family Partnership, L.P. Includes options exercisable into 102,500 shares of common stock and 90,000 shares of common stock from restricted grants.

(4)
Includes options exercisable into 199,686 shares of common stock and 33,000 shares of common stock from restricted grants.

(5)
Includes options exercisable into 10,127 shares of common stock.

(6)
Includes options exercisable into 224,373 shares of common stock.

(7)
Includes options exercisable into 17,500 shares of common stock and 667 shares of common stock from restricted grants.

(8)
Includes options exercisable into 554,186 shares of common stock and 131,668 shares of common stock from restricted grants.

(9)
Includes 667 shares of common stock from restricted grants.

(10)
Includes 2,000 shares of common stock from restricted grants.

Equity Compensation Plan Information

        The following table provides certain aggregate information with respect to all of the Company's equity compensation plans in effect as of December 31, 2010.

Plan category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Common stock options approved by security holders	1,277,294	$19.64	767,466
Common stock warrants approved by security holders	1,898	$474.24	—
Total	1,279,192	$20.31	767,466

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

        Our Audit Committee reviews and approves in advance all related party transactions in accordance with its written charter in order to determine whether or not the proposed transaction is fair to, and in the best interests of the Company. None of the Company's directors or executive officers (1) has entered into any transaction or series of similar transactions with the Company, (2) has any relationship, or has had any relationship with the Company, or (3) has outstanding indebtedness to the Company, which (in any case) requires disclosure under Item 404 of the SEC's Regulation S-K.

Director Independence

        The Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Mr. Howe, Mr. Kantor, Mr. Moore, Mr. Donner, Mr. Harris, Mr. Rich and Ms. Gallagher are independent from our management, as an "independent director" as defined under the NASDAQ Marketplace Rules. This means that none of those directors (1) is an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. As a result, the Company has a majority of independent directors as required by the NASDAQ Marketplace Rules.

AUDIT COMMITTEE REPORT

        Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee submits the following report:

        As noted in the committee's charter, the Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined under the Nasdaq Marketplace Rules.

        Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee had several meetings with management to review and discuss the December 31, 2010 financial statements. The Audit Committee has also discussed with the independent registered public accounting firm the required communications specified by auditing standards together with guidelines established by the SEC and the Sarbanes-Oxley Act. The Audit Committee received written disclosures and the letter from the independent registered accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered accounting firm the firm's independence.

        Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC.

        The Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor's independence.

Respectfully submitted,
THE AUDIT COMMITTEE (for the year ended December 31, 2010)
C. H. Moore Jeffrey A. Rich John R. Harris Lisa C. Gallagher

PRINCIPAL ACCOUNTING FEES AND SERVICES

        The following is a summary of the fees billed to the Company by the principal accountant for professional services rendered for the fiscal years ended December 31, 2010 and 2009:

	Years Ended December 31,
	2010	2009
Audit Fees	$1,405,249	$1,538,561
Audit Related Fees	77,779	—
Tax Fees	—	—
All Other Fees	2,159	1,995
Total	$1,485,187	$1,540,556

  Audit Fees

        These are fees for professional services for the audit of the Company's annual financial statements, and for the review of the financial statements included in the Company's filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements, including fees relating to compliance with the provisions of the Sarbanes-Oxley Act, Section 404, fees for reviews of our equity offerings and related comfort letters, and audits of acquired entities.

  Audit-Related Fees

        We paid Ernst & Young $77,779 in 2010 for due diligence services related to 2010 acquisitions.

  All Other Fees

        We paid Ernst & Young $2,159 and $1,995 in 2010 and 2009 respectively for access to its online accounting research tool.

Attendance of Auditors at Annual Meeting

        Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Company's Independent Registered Public Accounting Firm

        Consistent with the policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has the responsibility, pursuant to its written charter, for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee's policy is to approve all audit and non-audit services provided by our independent registered public accounting firm prior to the commencement of the services using a combination of pre-approvals for certain engagements up to predetermined dollar thresholds in accordance with the pre-approval policy and specific approvals for certain engagements on a case-by-case basis. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve such services between committee meetings those services that have not already been pre-approved by the Committee. The Chair is required to report any such pre-approval decisions to the full Committee at its next scheduled meeting.

 STOCKHOLDERS' PROPOSALS

        Proposals of stockholders intended to be presented at the 2012 annual meeting of stockholders must be received by the Company at its offices at 750 W. John Carpenter Freeway, Suite 700, Irving, Texas, 75039, not later than December 5, 2011 and satisfy the conditions established by the SEC for stockholder proposals to be included in the Company's proxy statement for that meeting. If a stockholder intends to submit a proposal from the floor of the Company's 2012 annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must provide written notice to the Company no later than February 15, 2012. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2012 annual meeting.

AVAILABLE INFORMATION

        The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. In addition, such reports, proxy statements and other information are available from the EDGAR filings obtained through the SEC's website http://www.sec.gov.

MISCELLANEOUS

        The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares represented by the proxies in accordance with their best judgment and Rule 14a-4 under the Exchange Act.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        The U.S. Securities and Exchange Commission's rules permit the Company to deliver a single set of Annual Meeting materials to one address shared by two or more of the Company's stockholders. The Company has delivered only one Proxy Statement and Annual Report to multiple stockholders who share an address, unless the Company received contrary instructions from the affected stockholders prior to the mailing date. The Company will promptly deliver, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Proxy Statement or Annual Report, contact the Company at (972) 581-2000 or in writing at 750 W. John Carpenter Freeway, Suite 700, Irving, Texas 75039. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements and annual reports for your household, please contact the Company at the above phone number or address.

By Order of the Board of Directors,

Omar A. Choucair Secretary

October 3, 2011

 APPENDIX A

DIGITAL GENERATION, INC.
2011 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

        The purpose of the Digital Generation, Inc. 2011 Incentive Award Plan (as it may be amended or restated from time to time, the "Plan") is to promote the success and enhance the value of Digital Generation, Inc. (the "Company") by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. The Plan provides a mechanism through which the Company may grant equity and equity-based awards as well as cash bonus and other cash awards to Eligible Individuals.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

        2.2   "Affiliate" shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

        2.3   "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

        2.4   "Applicable Law" shall mean the applicable provisions of the Code, the Securities Act, the Exchange Act any other federal, state or foreign corporate, securities or tax or other laws, rules, requirements or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded and any other applicable law.

        2.5   "Automatic Exercise Date" shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable).

        2.6   "Award" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

        2.7   "Award Agreement" shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

        2.8   "Award Limit" shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

        2.9   "Board" shall mean the Board of Directors of the Company.

        2.10 "Cause" shall mean the occurrence of any of, but not limited to, the following: (a) conviction of a Holder of any felony or any crime involving fraud or dishonesty; (b) a Holder's participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company and/or any Affiliate; (c) conduct by a Holder which, based upon a good faith and reasonable factual investigation by the Company (or, if a Holder is an executive officer, by the Board), demonstrates such Holder's unfitness to serve; (d) a Holder's violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Affiliate; (e) a Holder's violation of state or federal law in connection with the Holder's performance of his or her job which has an adverse effect on the Company and/or any Affiliate; and (f) a Holder's violation of Company policy which has a material adverse effect on the Company and/or any Affiliate. Notwithstanding the foregoing, a Holder's Disability shall not constitute Cause as set forth herein. The determination that a termination is for Cause shall be by the Administrator it its sole and exclusive judgment and discretion. Notwithstanding the foregoing, if a Holder is a party to an employment or severance agreement with the Company or any Affiliate in effect as of the date of grant of an Award which defines "Cause" or a similar term, or if an Award Agreement defined "Cause" in a manner that differs from the foregoing definition, "Cause" for purposes of the Plan and such Award shall have the meaning given to such term in such employment or severance agreement or Award Agreement (and if "Cause" or a similar term is defined in both an employment or severance agreement with the Company or any Affiliate in effect as of the date of grant of an Award and in the Award Agreement, the definition of "Cause" in the employment or severance agreement shall take precedence unless expressly otherwise provided in the Award Agreement).

        2.11 "Change in Control" shall mean and includes each of the following:

          (a)   any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

          (b)   the majority of the Board is composed of members who (A) have served less than twelve months and (B) were not approved by a majority of the Board at the time of their election or appointment;

          (c)   the merger or consolidation of the Company with or into another entity or the merger of another entity into the Company or any subsidiary thereof with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction (or their affiliates) hold less than 50% of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the entity surviving such merger or consolidation;

          (d)   a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; or

          (e)   the sale, lease or other transfer of all or substantially all of the assets of the Company to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act).

In addition, if a Change in Control constitutes a payment event with respect to any portion of an Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.12 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

        2.13 "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

        2.14 "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

        2.15 "Company" shall have the meaning set forth in Article 1.

        2.16 "Consultant" shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

        2.17 "Covered Employee" shall mean any Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.18 "Director" shall mean a member of the Board, as constituted from time to time.

        2.19 "Disability" shall mean that the Holder is either (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. For purposes of the Plan, a Holder shall be deemed to have incurred a Disability if the Holder is determined to be totally disabled by the Social Security Administration or in accordance with the applicable disability insurance program of the Company's, provided that the definition of "disability" applied under such disability insurance program complies with the requirements of this definition

        2.20 "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

        2.21 "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

        2.22 "Effective Date" shall mean the date the Plan is approved by the Committee or the Board, subject to approval of the Plan by the Company's stockholders.

        2.23 "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

        2.24 "Employee" shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

        2.25 "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

        2.26 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        2.27 "Expiration Date" shall have the meaning given to such term in Section 13.1.

        2.28 "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

          (a)   If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (b)   If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (c)   If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

        2.29 "Greater Than 10% Stockholder" shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

        2.30 "Holder" shall mean a person who has been granted an Award.

        2.31 "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

        2.32 "Non-Employee Director" shall mean a Director of the Company who is not an Employee.

        2.33 "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

        2.34 "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option;

provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

        2.35 "Option Term" shall have the meaning set forth in Section 6.6.

        2.36 "Parent" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        2.37 "Performance Award" shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

        2.38 "Performance-Based Compensation" shall mean any compensation that is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.39 "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

          (a)   The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital or return on invested capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) operating or other costs and expenses; (xiv) improvements in expense levels; (xv) working capital; (xvi) earnings per share or adjusted earnings per share; (xvii) total shareholder return; (xviii) price per share of Common Stock; (xix) regulatory body approval for commercialization of a product; (xx) implementation or completion of critical projects; (xxi) market share; (xxii) economic value, (xxiiii) comparisons with various stock market indices; (xxiv) stockholders' equity; (xxv) market recognition (including but not limited to awards and analyst ratings); (xxvi) financial ratios; and (xxvii) strategic team goals, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

          (b)   The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        2.40 "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

        2.41 "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder's right to, and the payment of, an Award.

        2.42 "Performance Stock Unit" shall mean a Performance Award awarded under Section 9.1 which is denominated in units of value including dollar value of shares of Common Stock.

        2.43 "Permitted Transferee" shall mean, with respect to a Holder, any "family member" of the Holder, as defined under the instructions to use the Form S-8 Registration Statement under the Securities Act or any other transferee specifically approved by the Administrator, after taking into Applicable Law.

        2.44 "Plan" shall have the meaning set forth in Article 1.

        2.45 "Prior Plan" shall mean the Company's 2006 Long-Term Stock Incentive Plan, as such plan may be amended from time to time.

        2.46 "Prior Plan Award" shall mean an award outstanding under the Prior Plan as of the Effective Date.

        2.47 "Program" shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

        2.48 "Restricted Stock" shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

        2.49 "Restricted Stock Units" shall mean the right to receive Shares or cash awarded under Article 9.

        2.50 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.51 "Shares" shall mean shares of Common Stock.

        2.52 "Stock Appreciation Right" shall mean a stock appreciation right granted under Article 11.

        2.53 "Stock Appreciation Right Term" shall have the meaning set forth in Section 11.4.

        2.54 "Stock Payment" shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.

        2.55 "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        2.56 "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

        2.57 "Termination of Service" shall mean:

          (a)   As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

          (b)   As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

          (c)   As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

        The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder's employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

 ARTICLE 3.

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of (i) 2,300,000 and (ii) any Shares which as of the Effective Date are available for issuance under the Prior Plan, or are subject to Prior Plan Awards which become available for future grants of Awards under the Plan following the Effective Date pursuant to Section 3.1(b). As of the Effective Date of the Plan, the aggregate number of Shares reserved for issuance under the Prior Plan was 2,200,000, and therefore the maximum number of Shares that may become available for issuance under the Plan pursuant to clause (ii) above shall not exceed such number of Shares. Notwithstanding anything in this Section 3.1 to the contrary, the number of shares of Common Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed an aggregate 4,500,000 Shares, subject to adjustment pursuant to Section 13.2. From and after the Effective Date, no awards shall be granted under the Prior Plan; however, any Prior Plan Award shall continue to be subject to the terms and conditions of the Prior Plan.

          (b)   To the extent all or a portion of an Award or Prior Plan Award is forfeited, expires or such Award, Prior Plan Award or portion thereof, is settled for cash (in whole or in part), the Shares subject to such Award, Prior Plan Award, or portion thereof, shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. In addition, the following Shares shall be added to the Shares authorized for grant under Section 3.1(a) and will be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option or a Prior Plan Award; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or a Prior Plan Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 or under the Prior Plan at the same price paid by the Holder, or less, so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

          (c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

        3.2    Stock Distributed.    Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any fiscal year of the Company shall be 1,500,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any fiscal year of the Company with respect to one or more Awards payable in cash shall be $5,000,000.

ARTICLE 4.

GRANTING OF AWARDS

        4.1    Participation.    The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

        4.2    Award Agreement.    Unless otherwise determined by the Administrator, each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder's Termination of Service, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        4.3    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        4.4    At-Will Employment; Voluntary Participation.    Nothing in the Plan or in any Program or Award Agreement shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

        4.5    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

 ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS
PERFORMANCE-BASED COMPENSATION.

        5.1    Purpose.    The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

        5.2    Applicability.    The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

        5.3    Types of Awards.    Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

        5.4    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period.

        5.5    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

        5.6    Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

OPTIONS

        6.1    Granting of Options to Eligible Individuals.    The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

        6.2    Option Exercise Price.    The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

        6.3    Option Vesting.

          (a)   The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator.

          (b)   No portion of an Option which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

        6.4    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

          (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

          (d)   Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.

        6.5    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares unless determined by the Administrator, and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

        6.6    Option Term.    The term of each Option (the "Option Term") shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than 10 years from the date the Option is granted, or 5 years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

        6.7    Expiration of Option Term: Automatic Exercise of In-The-Money Options.    Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by an Option Holder in writing to the Company, each Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Option Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 11.1(b) or 11.1(c) and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 11.2. Unless otherwise determined by the Administrator, this Section 6.7 shall not apply to an Option if the Holder of such Option experiences a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 6.7.

        6.8    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

        6.9    Notification Regarding Disposition.    The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) 2 years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

        6.10    Substitute Awards.    Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE 7.

RESTRICTED STOCK

        7.1    Award of Restricted Stock.

          (a)   The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          (b)   The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

        7.2    Rights as Stockholders.    Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to vote and the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

        7.3    Restrictions.    All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder's duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

        7.4    Repurchase or Forfeiture of Restricted Stock.    Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (i) if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder's rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (ii) if a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement.

        7.5    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in it sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

        7.6    Section 83(b) Election.    If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 8.

RESTRICTED STOCK UNITS

        8.1    Grant of Restricted Stock Units.    The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

        8.2    Purchase Price.    The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

        8.3    Vesting of Restricted Stock Units.    At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder's duration of service to the Company or any Affiliate, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, subject to Section 3.4.

        8.4    Maturity and Payment.    At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise expressly set forth in an applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company's fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 11.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

        8.5    No Rights as a Stockholder.    Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 9.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

        9.1    Performance Awards.

          (a)   The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units and Awards of cash bonuses or other cash awards determined in the Administrator's discretion from time to time, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units and any cash awards, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

          (b)   Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

        9.2    Dividend Equivalents.

          (a)   Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

          (b)   Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

        9.3    Stock Payments.    The Administrator is authorized to make Stock Payments to any Eligible Individual. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder.

        9.4    Term.    The term of a Performance Award, Dividend Equivalent award and/or Stock Payment award shall be set by the Administrator in its sole discretion.

        9.5    Purchase Price.    The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

ARTICLE 10.

STOCK APPRECIATION RIGHTS

        10.1    Grant of Stock Appreciation Rights.

          (a)   The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

          (b)   A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

          (c)   Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

        10.2    Stock Appreciation Right Vesting.

          (a)   The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator, such as performance criteria. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

          (b)   No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

        10.3    Manner of Exercise.    All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

          (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

          (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

          (c)   In the event that the Stock Appreciation Right shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

        10.4    Stock Appreciation Right Term.    The term of each Stock Appreciation Right (the "Stock Appreciation Right Term") shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than 10 years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise a vested Stock Appreciation Right, which time period may not extend beyond the expiration date of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

        10.5    Payment.    Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

        10.6    Expiration of Stock Appreciation Right Term: Automatic Exercise of In-The-Money Stock Appreciation Rights.    Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right Holder in writing to the Company, each Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 11.2. Unless otherwise determined by the Administrator, this Section 10.6 shall not apply to a Stock Appreciation Right if the Holder of such Stock Appreciation Right experiences a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 10.6.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

        11.1    Payment.    The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

        11.2    Tax Withholding.    The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder's FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement withhold, or allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

        11.3    Transferability of Awards.

          (a)   Except as otherwise provided in Section 11.3(b):

              (i)  No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

             (ii)  No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

            (iii)  During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

          (b)   Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (iii) any transfer of an Award to a Permitted Transferee shall be without consideration; and (iv) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

          (c)   Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder's spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Holder's interest in the Award shall not be effective without the prior written or electronic consent of the Holder's spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder's death.

        11.4    Conditions to Issuance of Shares.

          (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law.

          (b)   All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

          (c)   The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

          (d)   No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

          (e)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        11.5    Forfeiture and Claw-Back Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that all Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law or the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

        11.6    Prohibition on Repricing.    Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Furthermore, for purposes of this Section 11.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

ARTICLE 12.

ADMINISTRATION

        12.1    Administrator.    The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act or any successor rule, an "outside director" for purposes of Section 162(m) of the Code and an "independent director" under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms "Administrator" and "Committee" as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

        12.2    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

        12.3    Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.4    Authority of Administrator.    Subject to the Company's Bylaws, the Committee's Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

          (a)   Designate Eligible Individuals to receive Awards;

          (b)   Determine the type or types of Awards to be granted to Eligible Individuals;

          (c)   Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

          (k)   Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Sections 3.4 and 13.2(d).

        12.5    Decisions Binding.    The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

        12.6    Delegation of Authority.    To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

        13.1    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (a) increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, or (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date (the "Expiration Date"). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

        13.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares of the Company's stock or the share price of the Company's stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit; (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

              (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested;

             (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iii)  To make adjustments in the number and type of Shares of the Company's stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

             (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

          (c)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

              (i)  The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

             (ii)  The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit). The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

          (d)   Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation.

          (e)   In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award upon the Change of Control, each Award which is at the time outstanding under the Plan shall (i) except as provided otherwise in an individual Award or Award Agreement, automatically become, subject to all other terms of the Award or Award Agreement, fully vested and exercisable or payable, as appropriate, and be released from any repurchase or forfeiture provisions, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Award, (ii) the forfeiture or repurchase restrictions applicable to all outstanding Awards shall lapse and shares of Common Stock subject to such Awards shall be released from escrow (or transferred from book entry with the Company's transfer agent, if applicable), and delivered to the Holders of the Awards free of any such restrictions, (iii) all other Awards shall become fully vested and payment thereof shall be accelerated using, if applicable, the then-current Fair Market Value to measure any payment that is based on the value of the Common Stock or using such higher amount as the Administrator may determine to be more reflective of the actual value of such stock.

          (f)    For the purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

          (g)   The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

          (h)   With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

          (i)    The existence of the Plan, the Program, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (j)    No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

          (k)   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

        13.3    Approval of Plan by Stockholders.    The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan.

        13.4    No Stockholders Rights.    Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

        13.5    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

        13.6    Effect of Plan upon Other Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) except as otherwise provided herein, to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        13.7    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Laws (including but not limited to margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such Applicable Laws.

        13.8    Titles and Headings, References to Sections of the Code or Exchange Act.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

        13.9    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Texas without regard to conflicts of laws thereof or of any other jurisdiction.

        13.10    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

        13.11    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

        13.12    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

        13.13    Indemnification.    To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        13.14    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        13.15    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Affiliates

 DIGITAL GENERATION, INC.
2011 INCENTIVE AWARD PLAN

SUB-PLAN FOR ISRAELI HOLDERS

ARTICLE 1.

GENERAL

        1.1   This sub-plan (the "Sub-Plan") shall apply only to Holders who are residents of the state of Israel upon the date of grant of the Award, as defined below in Article 2, or who are deemed Israeli tax residents (collectively, "Israeli Holders"). The provisions specified hereunder shall form an integral part of the Digital Generation, Inc. 2011 Incentive Award Plan (hereinafter the "Plan").

        1.2   This Sub-Plan is to be read as a continuation of the Plan and modifies Awards granted to Israeli Holders only to the extent necessary to comply with the requirements set by the Israeli law in general, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time. This Sub-Plan does not add to or modify the Plan in respect of any other category of Holders.

        1.3   The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In the event of any conflict, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail.

        1.4   Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the interpretation given to it in the Plan.

ARTICLE 2.

DEFINITIONS

        2.1    "102 Award"    means any Award granted to an Approved Israeli Holder pursuant to Section 102 of the Ordinance.

        2.2    "Approved Israeli Holder"    means an Israeli Holder who is an employee, director or an officer of the Israel resident Affiliate of the Company, excluding any Controlling Share Holder of the Company, provided that the Affiliate is an Israeli resident company or otherwise meets the definition of an Employing Company under Section 102.

        2.3    "Award"    solely for the purpose of this Sub-Plan means any Award of Options, Restricted Stock, Restricted Stock Units, Dividend Equivalents, Stock Payments or Stock Appreciation Rights granted by the Company to an Israeli Holder, in accordance with the provisions of the Plan, provided that they are payable only or settled only using Shares.

        2.4    "Capital Gain Award" or "CGA"    means a Trustee 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

        2.5    "Controlling Share Holder"    shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

        2.6    "ITA"    means the Israeli Tax Authority.

        2.7    "Israeli Award Agreement"    means the Agreement between the Company and an Israeli Holder that sets out the terms and conditions of an Award.

        2.8    "Non-Trustee 102 Award"    means a 102 Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

        2.9    "Ordinary Income Award" or "OIA"    means a Trustee 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

        2.10    "Ordinance"    means the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

        2.11    "Section 102"    means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

        2.12    "Tax"    means any applicable tax and other compulsory payments such as social security and health tax contributions under any applicable law.

        2.13    "Trustee"    means any person or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as may be replaced from time to time.

        2.14    "Trustee 102 Award"    means a 102 Award granted to an Approved Israeli Holder pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Approved Israeli Holder.

        2.15    "Unapproved Israeli Holder"    means an Israeli Holder who is not an Approved Israeli Holder, including a consultant or a Controlling Share Holder of the Company.

ARTICLE 3.

ISSUANCE OF AWARDS

        3.1   The persons eligible for participation in the Plan as Israeli Holders shall include Approved Israeli Holder s and Unapproved Israeli Holder s, provided, however, that only Approved Israeli Holder s may be granted 102 Awards.

        3.2   The Company may designate Awards granted to Approved Israeli Holder s pursuant to Section 102 as Trustee 102 Awards or Non-Trustee 102 Awards.

        3.3   The grant of Trustee 102 Awards shall be made under this Sub-Plan shall not be made until thirty days from the date the Plan has been submitted for approval by the ITA and shall be conditioned upon the approval of the Plan and this Sub-Plan by the ITA.

        3.4   Trustee 102 Awards may either be classified as Capital Gain Awards (CGAs) or Ordinary Income Awards (OIAs).

        3.5   No Trustee 102 Award may be granted under this Sub-Plan to any Approved Israeli Holder, unless and until the Company has filed with the ITA its election regarding the type of Trustee 102 Awards, whether CGAs or OIAs, that will be granted under the Plan and this Sub-Plan (the "Election"). Such Election shall become effective beginning the first date of grant of a Trustee 102 Award under this Sub-Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102 Awards. The Election shall obligate the Company to grant only the type of Trustee 102 Award it has elected, and shall apply to all Israeli Holders who are granted Trustee 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. The Election shall not prevent the Company from granting Non-Trustee 102 Awards simultaneously.

        3.6   All Trustee 102 Awards must be held in trust by, or subject to the approval of the ITA, under the control or supervision of a Trustee, as described in Article 4 below.

        3.7   The designation of Non-Trustee 102 Awards and Trustee 102 Awards shall be subject to the terms and conditions set forth in Section 102.

        3.8   Awards granted to Unapproved Israeli Holders shall be subject to tax according to the provisions of the Ordinance and shall not be subject to the Trustee arrangement detailed herein.

ARTICLE 4.

TRUSTEE

        4.1   Trustee 102 Awards which shall be granted under this Sub-Plan and/or any Share allocated or issued upon exercise or vesting of a Trustee 102 Award and/or other Shares received following any realization of rights under the Plan, including Dividend Equivalents, shall be allocated or issued to the Trustee or controlled by the Trustee, for the benefit of the Approved Israeli Holders, in accordance with the provisions of Section 102. In the event that the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as Non-Trustee 102 Awards or as Awards which are not subject to Section 102, all in accordance with the provisions of Section 102.

        4.2   With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Holder shall not sell or release from trust any Share received upon the exercise or vesting of a Trustee 102 Award and/or any Share received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the "Holding Period"). Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Holder.

        4.3   Notwithstanding anything to the contrary, the Trustee shall not release or sell any Shares allocated or issued upon exercise or vesting of a Trustee 102 Award unless the Company, its Israeli Affiliate and the Trustee are satisfied that the full amounts of Tax due have been paid or will be paid.

        4.4   Upon receipt of any Trustee 102 Award, the Approved Israeli Holder will consent to the grant of the Award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the Trustee.

ARTICLE 5.

THE AWARDS

        The terms and conditions upon which the Awards shall be issued and exercised or vest, as applicable, shall be specified in the Israeli Award Agreement to be executed pursuant to the Plan and to this Sub-Plan. Each Israeli Award Agreement shall state, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (i.e., a CGA, OIA or Non-Trustee 102 Award), and any applicable vesting provisions and exercise price that may be payable.

ARTICLE 6.

EXERCISE AND VESTING OF AWARDS

        Vesting and exercise of Awards granted to Israeli Holders shall be subject to the terms and conditions and, with respect to exercise, the method, as may be determined by the Company (including the provisions of the Plan) and, when applicable, by the Trustee, in accordance with the requirements of Section 102. Notwithstanding Section 3.2 of the Plan, Shares distributed pursuant to a 102 Award may consist only of, in whole or in part, authorized and unissued Common Stock or treasury Common Stock.

 ARTICLE 7.

ASSIGNABILITY, DESIGNATION AND SALE OF AWARDS

        7.1.  Notwithstanding any other provision of the Plan, no Award or any right with respect thereto, or purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral, or any right with respect to any Award given to any third party whatsoever, and during the lifetime of the Israeli Holder, each and all of such Israeli Holder's rights with respect to an Award shall belong only to the Israeli Holder. Any such action made directly or indirectly, for an immediate or future validation, shall be void.

        7.2   As long as Awards or Shares issued or purchased hereunder are held by the Trustee on behalf of the Israeli Holder, all rights of the Israeli Holder over the Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

        7.3   It is hereby clarified that any transfer executed in accordance with Section 11.3 of the Plan shall constitute a taxable event.

ARTICLE 8.

INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S APPROVAL

        8.1.  With regard to Trustee 102 Awards, the provisions of the Plan and/or the Sub-Plan and/or the Israeli Award Agreement shall be subject to the provisions of Section 102 and any approval issued by the ITA and the said provisions shall be deemed an integral part of the Plan, the Sub-Plan and the Israeli Award Agreement.

        8.2.  Any provision of Section 102 and/or said approval issued by the ITA which must be complied with in order to receive and/or to maintain any tax Award pursuant to Section 102, which is not expressly specified in the Plan, the Sub-Plan or the Israeli Award Agreement, shall be considered binding upon the Company, the Israeli Affiliate and the Israeli Holders.

ARTICLE 9.

DIVIDEND

        Subject to the provisions of the Plan, with respect to all Shares allocated or issued upon the exercise or vesting of Awards granted to the Israeli Holder and held by the Israeli Holder or by the Trustee, as the case may be, the Israeli Holder shall be entitled to receive dividends, if any, in accordance with the quantity of such Shares, subject to the provisions of the Company's Certificate of Incorporation (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

ARTICLE 10.

TAX CONSEQUENCES

        10.1 Any tax consequences arising from the grant, exercise, vesting or sale of any Award, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Subsidiaries, and the Trustee or the Israeli Holder), hereunder, shall be borne solely by the Israeli Holder. The Company and/or its Affiliates, and/or the Trustee shall withhold Tax according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Holder agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such Tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Israeli Holder.

        10.2 The Company and/or, when applicable, the Trustee shall not be required to release any Award or Share to an Israeli Holder until all required Tax payments have been fully made.

        10.3 With respect to Non-Trustee 102 Awards, if the Israeli Holder ceases to be employed by the Company or any Affiliate, or otherwise if so requested by the Company or the Affiliate, the Israeli Holder shall extend to the Company and/or the Affiliate a security or guarantee for the payment of Tax due at the time of sale of Shares, in accordance with the provisions of Section 102.

ARTICLE 11.

TERM OF PLAN AND SUB-PLAN

        Notwithstanding anything to the contrary in the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Sub-Plan or for any amendment to this Sub-Plan as are necessary to comply with any Applicable Law, applicable to Awards granted to Israeli Holders under this Sub-Plan or with the Company's incorporation documents.

ARTICLE 12.

ONE TIME AWARD

        The Awards and underlying Shares are extraordinary, one-time Awards granted to the Holders, and are not and shall not be deemed a salary component for any purpose whatsoever, including in connection with calculating severance compensation under Applicable Law.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000115513_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 C.H. Moore 02 John R. Harris 03 Jeffrey A. Rich DG FASTCHANNEL, INC 750 W. JOHN CARPENTER FWY STE 700 IRVING, TX 75039 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by DG FastChannel, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To approve the Company's 2011 incentive award plan. 3 To approve a proposal to amend the Company's Certificate of Incorporation adopted and recommended by the Board of Directors to change the name of the Company to Digital Generation, Inc. 4 To approve, by non-binding advisory vote, the compensation of the named executive officers of the Company. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 5 To approve, by non-binding advisory vote, of an annual advisory vote on executive compensation. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of all nominees under proposal 1, FOR proposal 2, FOR proposal 3, FOR proposal 4, and for 1 YEAR for proposal 5. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000115513_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The PROXY STATEMENT/10- K is/are available at www.proxyvote.com . DG FASTCHANNEL, INC. 750 W. Carpenters Frwy., Suite 700 Irving, Texas 75039 This proxy is solicited on behalf of the DG FastChannel, Inc. Board of Directors for the Annual Meeting on November 1, 2011 The undersigned hereby appoints Scott K. Ginsburg and/or Omar A. Choucair, proxies with the powers the undersigned would possess if personally present, and with full power of sustitution, to vote all shares of the undersigned in DG Fastchannel, Inc. at the Annual Meeting of stockholders to be held at the Omni Mandalay Hotel Las Colinas, 221 E. Las Colinas Blvd., Irving Texas 75039, at 10:00 a.m., local time on November 1, 2011, and at any adjournment(s) or postponement(s) thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the proxy statement furnished with the proxy card, subject to any directions indicated on the other side of the proxy card. If no directions are given, the proxies will vote FOR the election of all nominees under proposal 1, FOR proposal 2, FOR proposal 3, FOR proposal 4, and for 1 YEAR for proposal 5. In the event that any other matters may properly come before the Annual Meeting, or any adjournment(s) or postponemet(s) thereof, the proxies are authorized, at their discretion, to vote the matter. Please sign on the other side of the proxy card and return it promptly using the enclosed reply envelope. Continued and to be signed on reverse side

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PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION OF PROXIES
PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL FIVE: ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
Total Shareholder Return DG FastChannel, Inc. Compared to the Russell 3000 Industry Group December 31, 2010
DG FastChannel, Inc. Five-Year Trended Performance December 31, 2010
AUDIT COMMITTEE REPORT
STOCKHOLDERS' PROPOSALS
AVAILABLE INFORMATION
MISCELLANEOUS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
  APPENDIX A
DIGITAL GENERATION, INC. 2011 INCENTIVE AWARD PLAN
ARTICLE 1. PURPOSE
ARTICLE 2. DEFINITIONS AND CONSTRUCTION
ARTICLE 3. SHARES SUBJECT TO THE PLAN
ARTICLE 4. GRANTING OF AWARDS
ARTICLE 5. PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.
ARTICLE 6. OPTIONS
ARTICLE 7. RESTRICTED STOCK
ARTICLE 8. RESTRICTED STOCK UNITS
ARTICLE 9. PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS
ARTICLE 10. STOCK APPRECIATION RIGHTS
ARTICLE 11. ADDITIONAL TERMS OF AWARDS
ARTICLE 12. ADMINISTRATION
ARTICLE 13. MISCELLANEOUS PROVISIONS
DIGITAL GENERATION, INC. 2011 INCENTIVE AWARD PLAN SUB-PLAN FOR ISRAELI HOLDERS
ARTICLE 1. GENERAL
ARTICLE 2. DEFINITIONS
ARTICLE 3. ISSUANCE OF AWARDS
ARTICLE 4. TRUSTEE
ARTICLE 5. THE AWARDS
ARTICLE 6. EXERCISE AND VESTING OF AWARDS
ARTICLE 7. ASSIGNABILITY, DESIGNATION AND SALE OF AWARDS
ARTICLE 8. INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S APPROVAL
ARTICLE 9. DIVIDEND
ARTICLE 10. TAX CONSEQUENCES
ARTICLE 11. TERM OF PLAN AND SUB-PLAN
ARTICLE 12. ONE TIME AWARD